UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

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April 19, 2016

Dear Fellow Stockholder:

We cordially invite you to attend the 2016 Annual Meeting of Stockholders of Atlantic Coast Financial Corporation, the parent company of Atlantic Coast Bank. The Annual Meeting will be held at the Sheraton Jacksonville Hotel located at 10605 Deerwood Park Blvd., Jacksonville, Florida 32256, at 10:00 a.m., local time, on May 23, 2016.

The enclosed notice of Annual Meeting of Stockholders and proxy statement describe the matters to be acted on at the Annual Meeting, which includes:

•	the election of two nominees for director named in the enclosed proxy statement, each for a term of three years;

•	the ratification of our Audit Committee’s appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the year ending December 31, 2016;

•	the approval of the Atlantic Coast Financial Corporation 2016 Omnibus Incentive Plan; and

•	the transaction of such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

Our Board of Directors has determined that the matters to be acted on at the Annual Meeting are in our best interests and the best interests of our stockholders. For the reasons set forth in the proxy statement, our Board of Directors unanimously recommends a vote “FOR” each of the director nominees named in the enclosed proxy statement, “FOR” the ratification of our Audit Committee’s appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the year ending December 31, 2016, and “FOR” the approval of the Atlantic Coast Financial Corporation 2016 Omnibus Incentive Plan.

Following the voting, we will report on our consolidated operations. Our directors and officers will be present to respond to any questions that stockholders may have.

Also enclosed for your review is our Annual Report on Form 10-K for the year ended December 31, 2015, which contains detailed information concerning our activities and operating performance as well as our consolidated audited financial statements. On behalf of the Board of Directors, we urge you to vote your shares of common stock as soon as possible even if you currently plan to attend the Annual Meeting. Record holders of our common stock may vote their shares prior to the Annual Meeting by completing and mailing the enclosed proxy card in accordance with the instructions on the proxy card. Beneficial owners of our common stock may vote their shares prior to the Annual Meeting by following the instructions provided by their broker. Voting your shares prior to the meeting will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend the Annual Meeting.

Sincerely,

John K. Stephens, Jr.

President and Chief Executive Officer

ATLANTIC COAST FINANCIAL CORPORATION

4655 Salisbury Road, Suite 110

Jacksonville, Florida 32256

(800) 342-2824

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 23, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 23, 2016

The Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2015 are available at:

http://www.irinfo.com/acfc/acfc.html

Notice is hereby given that the 2016 Annual Meeting of Stockholders of Atlantic Coast Financial Corporation will be held at the Sheraton Jacksonville Hotel located at 10605 Deerwood Park Blvd., Jacksonville, Florida 32256, at 10:00 a.m., local time, on May 23, 2016. A proxy card and a proxy statement for the Annual Meeting are enclosed. The meeting is being held for the purpose of considering and acting upon:

1.	the election as directors of two nominees named in the enclosed proxy statement, each for a term of three years;

2.	the ratification of our Audit Committee’s appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the year ending December 31, 2016;

3.	the approval of the Atlantic Coast Financial Corporation 2016 Omnibus Incentive Plan; and

4.	any such other business as may properly come before the Annual Meeting and any postponements or adjournments, thereof.

Our Board of Directors has not received notice of any other business to come before the Annual Meeting. Action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned or postponed. Stockholders of record at the close of business on April 8, 2016, are the stockholders entitled to vote at the Annual Meeting, and any adjournments or postponements thereof.

EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES OF COMMON STOCK WITHOUT DELAY. RECORD HOLDERS OF OUR COMMON STOCK MAY VOTE THEIR SHARES PRIOR TO THE ANNUAL MEETING BY COMPLETING AND MAILING THE ENCLOSED PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD. BENEFICIAL OWNERS OF OUR COMMON STOCK MAY VOTE THEIR SHARES PRIOR TO THE ANNUAL MEETING BY FOLLOWING THE INSTRUCTIONS PROVIDED BY THEIR BROKER. YOU MAY REVOKE A PROXY AT ANY TIME BEFORE WE VOTE AT THE ANNUAL MEETING. YOU MAY DO SO BY EXECUTING AND RETURNING A PROXY CARD DATED LATER THAN A PREVIOUSLY SUBMITTED PROXY OR BY SUBMITTING A WRITTEN REVOCATION TO OUR CORPORATE SECRETARY BEFORE THE VOTE IS TAKEN AT THE ANNUAL MEETING. IF YOU HOLD SHARES OF COMMON STOCK THROUGH A BROKER, YOU SHOULD FOLLOW THE INSTRUCTIONS OF YOUR BROKER REGARDING VOTING AND REVOCATION OF PROXIES. IF YOU ATTEND THE ANNUAL MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR BROKER TO VOTE IN PERSON AT THE ANNUAL MEETING.

By Order of the Board of Directors

Kathryn E. Henthorn

SVP, General Counsel and Corporate Secretary

Jacksonville, Florida

April 19, 2016

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Proxy Statement

ATLANTIC COAST FINANCIAL CORPORATION

4655 Salisbury Road, Suite 110

Jacksonville, Florida 32256

(800) 342-2824

ANNUAL MEETING OF STOCKHOLDERS

May 23, 2016

This proxy statement is being furnished in connection with the solicitation of proxies on behalf of our Board of Directors to be used at our 2016 Annual Meeting of Stockholders (the Annual Meeting), and all adjournments or postponements of the Annual Meeting, which will be held at the Sheraton Jacksonville Hotel located at 10605 Deerwood Park Blvd., Jacksonville, Florida 32256, at 10:00 a.m., local time, on May 23, 2016. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about April 19, 2016.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments or postponements thereof. Proxies solicited on behalf of our Board of Directors will be voted in accordance with the directions given thereon. You can vote your shares of our common stock prior to the Annual Meeting by signing and returning the enclosed proxy card to us, in accordance with instructions set forth on the proxy card. Proxies received by us, which are signed, but contain no instructions for voting, will be voted in accordance with our Board of Directors’ recommendations for the proposals set forth in this proxy statement.

Proxies may be revoked by sending written notice of revocation to our Corporate Secretary, Kathryn E. Henthorn, at our address shown above, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of our common stock, par value $0.01 per share, as of the close of business on April 8, 2016, are entitled to one vote for each share then held. As of April 8, 2016, there were 15,509,061 shares of our common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

As to the election of directors, the proxy card included with this proxy statement enables a stockholder to vote FOR the election of one or more of the nominees for director named in this proxy statement, or to WITHHOLD authority to vote for one or more of such nominees. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxy cards for which the authority to vote for the nominees being proposed is withheld. Cumulative voting is not permitted with respect to the election of directors.

As to the ratification of the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm, a stockholder may: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on such proposal. The affirmative vote of holders of a majority of the votes cast at the Annual Meeting in person or by proxy is required for the ratification of our Audit Committee’s appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the year ending December 31, 2016. The approval of this proposal will be determined by a majority of the votes cast at the Annual Meeting, without regard to abstentions or broker non-votes.

As to the approval of the Atlantic Coast Financial Corporation 2016 Omnibus Incentive Plan, a stockholder may: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on such proposal. The affirmative vote of holders of a majority of the votes cast at the Annual Meeting in person or by proxy is required for the approval of the Atlantic Coast Financial Corporation 2016 Omnibus Incentive Plan. The approval of this proposal will be determined by a majority of the votes cast at the Annual Meeting, without regard to abstentions or broker non-votes.

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Persons and groups who beneficially own in excess of 5% of our common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended.

The following table sets forth, as of the dates indicated in the footnotes below, the shares of common stock beneficially owned by each person who has reported to the Securities and Exchange Commission beneficial ownership of more than 5% of the outstanding shares of our common stock, based on the reports filed by these persons.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership (1)	Percent of Shares of Common Stock Outstanding
FJ Capital Management LLC 1313 Dolley Madison Blvd., Suite 306 McLean, Virginia 22101	1,517,200 (2)	9.79
Bhanu Choudhrie 1 Vincent Square London, SWIP 2PN	1,409,077 (3)	9.09
The Albury Investment Partnership 88 Phillip Street, Aurora Place, Suite 4, Level 40 Sydney, Australia NSW 2000	1,328,666 (4)	8.57
Wellington Management Group LLP 280 Congress Street Boston, Massachusetts 02210	1,062,389 (5)	6.85
TFO USA Limited 555 5th Avenue, 6th Floor New York, New York 10017	1,034,138 (6)	6.67
PL Capital LLC 47 East Chicago Avenue, Suite 328 Naperville, Illinois 60540	1,000,000 (7)	6.45
RMB Capital Holdings LLC 115 S. LaSalle Street, 34th Floor Chicago, Illinois 60603	813,199 (8)	5.24

(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if such person has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.
(2)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2016 by Financial Opportunity Fund LLC, Bridge Equities III LLC, Bridge Equities VIII LLC, FJ Capital Management LLC, Martin S. Friedman, SunBridge Manager LLC, SunBridge Holdings LLC, and Realty Investment Company Inc. (the FJ Group), each member of the FJ Group shares voting and investment power over all or a portion of the 1,517,200 shares. Mr. Friedman is CEO of FJ Capital Management LLC, and managing member of Financial Opportunity Fund LLC.
(3)	Based on a Schedule 13D filed with the Securities and Exchange Commission on April 23, 2014, Bhanu Choudhrie, one of our directors, Emblem Investments LLC, and Emblem Capital Limited had shared voting and investment power over 1,409,077 shares. Mr. Choudhrie is a manager of Emblem Investments LLC and Emblem Capital Limited.
(4)	Based on a Schedule 13D/A filed with the Securities and Exchange Commission on May 6, 2014, The Albury Investment Partnership, The Albury Investment Trust – Rose Capital Pty Limited and Seumas Dawes have shared voting and investment power over all 1,328,666 shares. Mr. Dawes is Director and managing member of The Albury Investment Partnership and The Albury Investment Trust – Rose Capital Pty Limited.
(5)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2016, Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP, and Wellington Management Company LLP, in their capacity as investment advisers, and their clients who are owners of record have shared voting and investment power over 1,062,389 shares.
(6)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on March 25, 2016, TFO USA Limited has sole voting and investment power over all 1,034,138 shares.
(7)	Based on a Schedule 13D filed with the Securities and Exchange Commission on August 7, 2015, PL Capital LLC, Financial Edge Fund LP, Financial Edge – Strategic Fund LP, PL Capital – Focused Fund LP, Goodbody/PL Capital LP, Goodbody/PL Capital LLC, PL Capital Advisors LLC, John W. Palmer and Richard J. Lashley have shared voting and investment power over all or a portion of the 1,000,000 shares.
(8)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 1, 2016, by RMB Capital Holdings LLC, RMB Capital Management LLC, Iron Road Capital Partners LLC, and RMB Mendon Managers LLC (the RMB Group), each member of the RMB Group shares voting and investment power over all or a portion of the 813,199 shares.

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PROPOSAL I - ELECTION OF DIRECTORS

Our Board of Directors currently consists of seven directors. As a result of the retirement of Kevin G. Champagne as a director, our Board of Directors voted to reduce the number of seats on our Board of Directors from eight to seven effective as of February 29, 2016. Our Bylaws divide our directors into three classes that are as nearly equal in number as possible (e.g., we currently have three classes with one class consisting of three directors and two classes consisting of two directors). Our directors are generally elected at our annual meeting of stockholders for a three-year term expiring at the third succeeding annual meeting of stockholders after their election, or such shorter period as our Board of Directors may determine or if the director is elected to fill a vacancy, and until their respective successors have been duly elected and qualified. The terms of office of our three classes of directors expire on a staggered basis such that the terms of one of the three classes expires at each annual meeting of our stockholders, unless the term of a director in that class ended early due to the earlier death, resignation, retirement, or removal of the director.

Based on the recommendation of the Governance and Nominating Committee of our Board of Directors, our Board of Directors has nominated Dave Bhasin and John J. Dolan for a new three-year term expiring at the 2019 Annual Meeting of Stockholders. Both of the nominees are currently members of our Board of Directors. In accordance with our Bylaws, a director holds office until the Annual Meeting of Stockholders for the year in which that director’s term expires, and until that director’s successor is duly elected and qualified (subject, however, to the director’s prior death, resignation, retirement, or removal from office). If Mr. Bhasin and Mr. Dolan are re-elected as directors, our Board of Directors will continue to consist of seven members and have three classes of directors with one class consisting of three directors and two classes consisting of two directors, as reflected in the table below.

The following table sets forth the beneficial ownership of shares of our common stock of our directors, including the nominees, our Chief Executive Officer and other named executive officers, as of April 8, 2016.

Name (1)	Age	Positions Held with Atlantic Coast Financial Corporation	Director Since (2)	Term to Expire	Shares of Common Stock Beneficially Owned (3)	Percent of Class

DIRECTOR NOMINEES
Dave Bhasin	65	Director Nominee	2013	2019(4)	13,526(5)	*
John J. Dolan	59	Chairman, Director Nominee	2013	2019(4)	10,000	*

DIRECTORS CONTINUING IN OFFICE
Jay S. Sidhu	64	Vice Chairman, Director	2010	2017	152,737(6)	*
John K. Stephens, Jr.	52	Director, President and Chief Executive Officer	2013	2017	31,103(7)	*
W. Eric Palmer	53	Director	2005	2017	5,265(8)	*
Bhanu Choudhrie	37	Director	2010	2018	1,409,077(9)	9.09%
James D. Hogan	71	Director	2013	2018	10,000	*

NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Tracy L. Keegan	50	Executive Vice President and Chief Financial Officer	N/A	N/A	596	*
Phillip S. Buddenbohm**	45	Executive Vice President and Chief Credit Officer	N/A	N/A	6,289(10)	*

	All directors and executive officers as a group (9 persons)				1,638,593(11)	10.57%

*	Less than 1%.
**	Mr. Buddenbohm is an officer of Atlantic Coast Bank.
(1)	The mailing address for each person listed is 4655 Salisbury Road, Suite 110, Jacksonville, Florida 32256.
(2)	Each of our directors is also a director of Atlantic Coast Bank.
(3)	See definition of “beneficial ownership” at footnote (1) to the table in “Voting Securities and Principal Holders Thereof.”
(4)	If elected at the Annual Meeting.
(5)	Includes 8,526 shares of common stock held in a director deferred compensation plan account.
(6)	Includes 1,746 shares of common stock held in Mr. Sidhu’s 401(k) plan account and 19,600 shares of common stock that can be acquired pursuant to stock options within 60 days of April 8, 2016.
(7)	Includes 413 shares of common stock held in Mr. Stephens’ employee stock ownership plan account.
(8)	Includes 576 shares of common stock held in a director retirement plan account, 1,176 shares of common stock that can be acquired pursuant to stock options exercisable within 60 days of April 8, 2016, and 19 shares of common stock held by Mr. Palmer’s children.

footnotes continued on next page

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(9)	All 1,409,077 shares of common stock are held by companies controlled by Mr. Choudhrie, see footnote (3) to the table in “Voting Securities and Principal Holders Thereof” for more information.
(10)	Includes 265 shares of common stock held in Mr. Buddenbohm’s 401(k) plan account and 1,922 shares of common stock held in Mr. Buddenbohm’s employee stock ownership plan account.
(11)	No directors or executive officers have pledged any of our common stock.

Directors

Director Nominees

Dave Bhasin. Mr. Bhasin is Chief Executive Officer of D.B. Concepts, Inc., a privately-held company he started in 2000, which operates franchised restaurants with locations throughout East Pennsylvania. In addition, he is the founder and president of various related private companies that own the restaurants and related real estate. Prior to starting D.B. Concepts, Inc., Mr. Bhasin held various technology and business management positions with Air Products & Chemicals, Inc. Mr. Bhasin’s extensive business background provides valuable business and entrepreneurial insight and perspective to our Board of Directors.

John J. Dolan. Mr. Dolan, who has been named Chairman of our Board of Directors, has been the Managing Member of Dolan Finance, LLC, since February 2015, which serves as general partner for Dolan Real Estate Finance, LP, which is a newly formed private investment fund that deals in financing short-term commercial real estate transactions. He was retired from January 2012 until February 2015. Mr. Dolan was employed by First Commonwealth Financial Corporation and its predecessor (First Commonwealth) headquartered in Indiana, Pennsylvania, from 1980 until December 2011. Mr. Dolan most recently served as the President and Chief Executive Officer of First Commonwealth after serving First Commonwealth as Chief Financial Officer for 20 years, and was also a director of First Commonwealth from 2007 to December 2011. He helped transform First Commonwealth from a bank with $200 million in assets to a publicly traded bank holding company with $6 billion in assets. Mr. Dolan brings to our Board of Directors extensive experience as the strategic and financial leader of a community bank, including raising capital, the development of executive management, and achieving growth through acquisitions.

Directors Continuing In Office

Bhanu Choudhrie. Elected to our Board of Directors in July 2010, Mr. Choudhrie rejoined C&C Alpha Group Ltd (C&C Alpha), a London-based private equity group, as Executive Director in August 2014. Mr. Choudhrie previously served in the same position at C&C Alpha from 2006 until February 2014. Prior to this, Mr. Choudhrie served as Executive Director of C&C Business Solutions. He is a private equity investor with investments in the United States, United Kingdom, Europe and Asia, and is currently a director of Customers Bancorp, Inc. (Customers Bancorp) in Pennsylvania and Quatro Management, Inc. in New York. Mr. Choudhrie benefits us with his business and financial services industry experiences as well as his knowledge of global economic trends and conditions that frequently impact U.S. financial institutions.

James D. Hogan. Mr. Hogan has been a director since December 2013, as well as serving in various executive management roles from 2013 through 2015. Mr. Hogan first joined us as Executive Vice President and interim Chief Financial Officer in December 2013 and served in that role through April 2014. Subsequently, Mr. Hogan served as our Chief Risk Officer from May 2014 to May 2015, while also serving again as interim Chief Financial Officer from March 2015 to May 2015. Prior to joining us, Mr. Hogan served as Executive Vice President and interim Chief Financial Officer of Customers Bancorp and Customers Bank (collectively with Customers Bancorp, Customers), both headquartered in Southeast Pennsylvania, from October 2012 to August 2013. Mr. Hogan also served as Customers’ Executive Vice President and Director of Enterprise Risk Management from June 2010 to October 2012. From 2005 to 2010, Mr. Hogan was retired, but continued to work occasionally, primarily in private consulting. Mr. Hogan was Executive Vice President and Chief Financial Officer of the Philadelphia-based Sovereign Bancorp, Inc. (Sovereign), now Santander Bank, from 2001 to 2005. Prior to Sovereign, he was Executive Vice President and Corporate Controller of Firstar Bancorp (now US Bancorp) from 1987 to 2001, and was the Controller of The Idaho First National Bank (now West One Bank) from 1978 to 1987. Mr. Hogan became a certified public accountant in 1970, keeping an active license through 2005, and began his career as a bank audit specialist with Coopers and Lybrand (now PriceWaterhouseCoopers). Mr. Hogan’s extensive and lengthy experience in the banking industry as a chief financial officer as well as in the risk management and audit related areas provide significant value to the Board of Directors.

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W. Eric Palmer. Mr. Palmer is a life-long resident of Jacksonville, Florida. He has been employed by the Mayo Clinic for the past 24 years. He currently serves as an Operations Administrator for the Provider Relation Departments. He previously served as the Operations Manager for Primary Care, the Director and Section Head of Patient Financial Services and as Section Manager of Accounts Receivable. Mr. Palmer is active in a number of Jacksonville area civic organizations, which provide an opportunity for the community to learn more about Atlantic Coast Bank and its products and services. Mr. Palmer was associated with Atlantic Coast Federal Credit Union as a member of its Credit Union Service Organization and its Community Advisory Board. In those roles, Mr. Palmer interacted with members and member organizations and helped identify business development opportunities. Originally, Mr. Palmer was nominated as a director in order to use his previous experience and familiarity with the Atlantic Coast Federal Credit Union members to assist management in the transition from a credit union to a publicly traded bank holding company. Mr. Palmer also brings to our Board of Directors and organization knowledge and insight about our Northeast Florida markets through his involvement in Jacksonville civic organizations which is useful to Atlantic Coast Bank’s product design and marketing plans.

Jay S. Sidhu. Mr. Sidhu, who has been named Vice Chairman of our Board of Directors, is a director and the Chairman and Chief Executive Officer of Customers where he has served since June 2009. Since Mr. Sidhu joined Customers, the company has grown from $250 million in assets to over $8 billion in assets. Mr. Sidhu was the Chairman and Chief Executive Officer of Sidhu Advisors, LLC, a private equity and financial services consulting company, from 2006 until 2009. Previously, Mr. Sidhu served as Chairman and Chief Executive Officer of Sovereign where he was employed from 1986 until 2006. Under his leadership, Sovereign grew from a small thrift with less than $1 billion in assets to a nearly $90 billion financial institution, ranking as the 17th largest bank in the United States, with a branch network of 800 locations serving customers from Maryland to New Hampshire. Mr. Sidhu has extensive experience in the financial services industry, as well as his capital markets background. Mr. Sidhu brings to our Board of Directors significant experience in public company operations and management, and is expected to contribute meaningfully to the Board of Director's work in evaluating strategic opportunities, and offering guidance with respect to credit management.

John K. Stephens. Mr. Stephens is a 25-year veteran of the banking and financial services industry. Mr. Stephens joined us as President and Chief Executive Officer in October 2013. Prior to joining us, from May 2011 until September 2013, Mr. Stephens served as President of Orlando, Florida-based Tower Bridge Capital, Inc., a privately held mezzanine debt and strategic advisory firm focused on emerging growth companies. From 2006 to 2011, he served as Chief Lending Officer for the Central and North Florida operations of Fifth Third Bank, N.A., overseeing a loan portfolio of almost $2 billion and was responsible for strategic leadership for all wholesale banking activities in that market area. Mr. Stephens began his career in 1986 with Wachovia Bank, N.A., now Wells Fargo & Company, where he started as a regional banking officer, later became a relationship manager responsible for originating and managing senior debt and ancillary service relationships with corporate clients, and was ultimately selected to start and lead a leveraged finance group. Mr. Stephens brings significant and varied banking experience to our Board of Directors, including work within the Northeast Florida market.

Executive Officers Who Are Not Directors

Tracy L. Keegan. Ms. Keegan has served as Executive Vice President and Chief Financial Officer of Atlantic Coast Financial Corporation since May 2015 and in the same position for Atlantic Coast Bank since March 2015. Prior to joining Atlantic Coast Bank, from June 2014 to February 2015, Ms. Keegan worked for the Seminole Tribe of Florida as a banking expert and consultant. From April 2012 to May 2014, she served as Executive Vice President and as both Chief Financial Officer and Chief Operating Officer for First Southern Bancorp, Inc. From June 2011 to March 2012, Ms. Keegan served as Executive Vice President and Chief Financial Officer for Florida Community Bank. From June 2010 to May 2011, Ms. Keegan served as Director of Investor Relations for EverBank Financial Corp (EverBank), during the transition and integration of the subsidiary banks of Bank of Florida Corporation (Bank of Florida), which were acquired by EverBank. Ms. Keegan had served as Executive Vice President and Chief Financial Officer of Bank of Florida since 2006. Ms. Keegan has been a member of the Florida State Board of Accountancy since July 2014 and has 28 years of management experience in banking.

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Phillip S. Buddenbohm. Mr. Buddenbohm has served as Executive Vice President and Chief Credit Officer of Atlantic Coast Bank since 2007. He previously served as Senior Vice President of Credit Administration from 2005 until 2007. Formerly a Vice President in the Consumer Services Division of National Commerce Financial Corporation in Memphis, Tennessee, Mr. Buddenbohm has 23 years of experience in lending, credit administration and branch services.

Board Structure and Risk Oversight

The Chairman of our Board of Directors and our Chief Executive Officer are positions held by separate individuals. John J. Dolan is the Chairman of our Board of Directors and John K. Stephens, Jr. is our President and Chief Executive Officer. During fiscal 2015, and through his retirement from our Board of Directors in February 2016, Kevin G. Champagne served as the Chairman of our Board of Directors. The Chief Executive Officer is responsible for setting our strategic direction, day-to-day leadership, and performance, while the Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for Board meetings, and presides over meetings of our full Board. By maintaining the separate positions of Chairman and Chief Executive Officer, our Board of Directors believes it enhances its ability to provide strong, independent oversight of our management and affairs. In addition, the separation of the Chairman of the Board and Chief Executive Officer allows the Chief Executive Officer to better focus his efforts on strengthening our franchise and increasing stockholder value. The suitability of this structure is reviewed on an annual basis by our Board of Directors.

Our Board of Directors and management have established a risk governance process to manage the material risks that are inherent in the financial services industry, as well as those that are most immediate to us. Our full Board of Directors is actively engaged in monitoring all of our risks. However, in 2014, our Board of Directors established the Risk Committee as a standing committee of our Board of Directors to focus on helping management with critical risk areas. The other committees of our Board of Directors also assist in overseeing the various management committees of Atlantic Coast Bank that utilize measurement and management processes designed for their respective areas of authority.

Organizationally, we measure and manage risk according to three broad categories: market risk (including liquidity), credit risk and operational risk (including compliance). These broad categories have been separated into specific risk types, and the responsibilities for measurement and management of these risks are assigned to the committees of our Board of Directors and management committees.

Board Independence

Our Board of Directors consists of a majority of “independent directors” within the meaning of the NASDAQ corporate governance listing standards. Our Board of Directors has determined in its business judgment that each of our directors and nominees for director is “independent” within the meaning of the NASDAQ corporate governance listing standards with the exception of James D. Hogan, who is our former Chief Risk Officer and interim Chief Financial Officer, Jay S. Sidhu, who has a loan from Atlantic Coast Bank and is a director and an executive officer of Customers, a counterparty to our related party transactions during 2015 and 2014, and John K. Stephens, Jr., who is our President and Chief Executive Officer. Our Board of Directors has adopted a policy that its independent directors shall meet in executive session periodically, and at least twice per year, which meetings may be held in conjunction with regularly scheduled board meetings.

In determining the independence of the non-executive directors, our Board of Directors also reviewed Mr. Choudhrie’s position as a director of Customers, a counterparty to our related party transactions during 2015 and 2014, a loan from Atlantic Coast Bank made to Mr. Palmer and the investments made by each of Messrs. Bhasin, Choudhrie and Dolan in our December 2013 public offering.

Meetings and Committees of our Board of Directors

Our business is conducted through regular and special meetings of our full Board of Directors and its standing committees. The standing committees consist of the Executive Committee, Audit Committee, Risk Committee, Compensation Committee, and Governance and Nominating Committee. During the fiscal year ended December 31, 2015, our Board of Directors had twelve regular meetings and one special meeting. During fiscal 2015, each Director attended at least 75% of the meetings of our Board of Directors and committees on which he served.

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Executive Committee

Our Executive Committee currently consists of directors Dolan, who serves as Chairman, Bhasin, Sidhu, and Stephens. During fiscal 2015, former director Champagne served on the Executive Committee, as its Chairman. Our Executive Committee is generally authorized to act on behalf of our full Board of Directors when certain business matters require prompt action. During the fiscal year ended December 31, 2015, our Executive Committee did not meet as the full board held special meetings in lieu of committee meetings.

Audit Committee

Our Audit Committee currently consists of directors Dolan, who serves as Chairman, Choudhrie, and Palmer. During fiscal 2015, former director Champagne served on the Audit Committee. Our Audit Committee assists our Board of Directors in fulfilling its oversight responsibility relating to the integrity of our financial statements and the financial reporting processes; the systems of internal control over financial reporting; compliance with legal and regulatory requirements; the performance of our internal audit function; and our relationship with our independent registered public accounting firm. The committee hires, and reviews the reports prepared by, our registered public accounting firm and reviews substantially all of our periodic public financial disclosures. The committee is empowered to investigate any matter, with full access to all of our books, records, facilities and personnel that are necessary, and has the authority to retain at our expense legal, accounting or other advisors, consultants or experts, as it deems appropriate. Our Board of Directors has determined in its business judgment that each member of our Audit Committee is, and in 2015 was, “independent” as defined in the NASDAQ corporate governance listing standards for audit committee members and under the rules of the Securities and Exchange Commission and possesses “financial sophistication,” as defined under the NASDAQ corporate governance listing standards. Our Board of Directors has determined in its business judgment that director Dolan qualifies as an “audit committee financial expert” as that term is used in the rules of the Securities and Exchange Commission. Our Board of Directors has adopted a written charter for our Audit Committee, which is available on our website at www.atlanticcoastbank.net, by clicking on Investor Relations and then Governance Documents. Our Audit Committee met twelve times during the fiscal year ended December 31, 2015.

Risk Committee

Our Risk Committee currently consists of directors Hogan, who serves as Chairman, Bhasin, Choudhrie, Dolan, Sidhu and Stephens. During fiscal 2015, former director Champagne served on the Risk Committee. Our Risk Committee is responsible for managing the material risks that are inherent to us. Our Risk Committee measures and manages risk according to three broad categories: (1) credit risk, (2) market risk, including liquidity, and (3) operational risk, including compliance. During the fiscal year ended December 31, 2015, our Risk Committee met twelve times.

Compensation Committee

Our Compensation Committee is responsible for recommending to our full Board of Directors the compensation of the Chief Executive Officer and senior management, and reviewing and administering the overall compensation policy of Atlantic Coast Financial Corporation and Atlantic Coast Bank. Our Compensation Committee currently consists of directors Bhasin, who serves as Chairman, Choudhrie and Palmer. During fiscal 2015, former director Champagne served on the Compensation Committee, as its Chairman. Our Board of Directors has determined in its business judgment that each member of our Compensation Committee is, and in 2015 was, “independent” as defined in the NASDAQ corporate governance listing standards and rules of the Securities and Exchange Commission for Compensation Committee members. Our Board of Directors has adopted a written charter for our Compensation Committee, which is available on our website at www.atlanticcoastbank.net, by clicking on Investor Relations and then Governance Documents. Our Compensation Committee met five times during the year ended December 31, 2015.

The role of our Compensation Committee is to review annually the compensation levels of the executive officers and recommend compensation changes to our Board of Directors. Our Compensation Committee is composed entirely of outside, non-employee directors. It is intended that the executive compensation program will enable us to attract, motivate and retain talented executive officers who are capable of achieving our business objectives and enhancing long-term stockholder value. Our Compensation Committee has adopted a compensation strategy that seeks to provide competitive, performance-based compensation strongly aligned with our financial and stock performance. The key elements of our compensation program for executives are: base salary, annual cash incentive compensation and stock-based award compensation. As deemed necessary to determine that the key elements of our executive compensation strategy are appropriate for our industry and market, our Compensation Committee may utilize the services of third party compensation consultants to gain perspective on similar executive positions in peer groups of publicly traded financial institutions. Our Compensation Committee obtained services from a compensation consultant in 2015.

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Our Compensation Committee directly reviews the performance of our Chief Executive Officer. Our Chief Executive Officer evaluates the performance and makes recommendations to our Compensation Committee for the other executive officers. However, our Compensation Committee has the sole authority to recommend changes regarding the total compensation of all executive officers to our full Board of Directors. Under our Board’s policies, the Chief Executive Officer and any other director who is also one of our executive officers do not participate in our Board of Directors’ determination of their own compensation.

Governance and Nominating Committee

Our Governance and Nominating Committee currently consists of directors Choudhrie, who serves as Chairman, Bhasin, and Palmer, each of whom our Board of Directors has determined in its business judgment is, and in 2015 was, “independent” as defined in the NASDAQ corporate governance listing standards. Our Board of Directors has adopted a written charter for our Governance and Nominating Committee, which is available on our website at www.atlanticcoastbank.net, by clicking on Investor Relations and then Governance Documents. Our Governance and Nominating Committee met two times during the year ended December 31, 2015.

The functions of our Governance and Nominating Committee include the following:

•	leading the search for individuals qualified to become members of our Board of Directors and selecting director nominees to be presented for stockholder approval;

•	developing and recommending to our Board of Directors other specific criteria not specified in its charter for the selection of individuals to be considered for election or re-election to our Board of Directors;

•	adopting procedures for the submission of recommendations by stockholders for nominees to our Board of Directors and considering recommendations by stockholders for director nominations;

•	reviewing the structure of our Board of Directors and its committees and making recommendations to our Board of Directors with respect to the size and composition of our Board of Directors and its committees;

•	reviewing and assessing our Corporate Governance Guidelines and recommending to our Board of Directors any proposed revisions thereto;

•	reviewing policies and procedures regarding any related party transaction and approving or ratifying any such related party transactions as the committee deems appropriate;

•	considering and making recommendations regarding the performance of our Board of Directors and its committees;

•	considering and making recommendations regarding the continuing education guidelines for our Board of Directors; and

•	annually reviewing the adequacy of its charter and recommending any proposed changes to our Board of Directors.

Our Governance and Nominating Committee identifies nominees by first evaluating the current members of our Board of Directors willing to continue in service. Current members of our Board of Directors with the experience, qualifications, attributes and skills that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of our Board of Directors with that of obtaining a new perspective. In addition, our Governance and Nominating Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. While the committee does not have a formal diversity policy in the consideration of director nominees, the committee guidelines do require diversity to be taken into account. The committee considers a number of other criteria, as set forth below, in its consideration of nominees for our Board of Directors.

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Our Governance and Nominating Committee seeks to identify candidates who, at a minimum, satisfy the following criteria:

•	the highest personal and professional ethics and integrity and whose values are compatible with our values;

•	experience and achievements that have given them the opportunity to exercise and develop good business judgment;

•	a willingness to devote the necessary time to the work of our Board of Directors and its committees, which includes being available for board and committee meetings;

•	involvement in other activities or interests that do not create a conflict with their responsibilities to us and our stockholders; and

•	the capacity and desire to represent and balance the best interests of the communities that we serve, including our stockholders and our customers, and not primarily a special interest group or constituency.

Our Governance and Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ corporate governance listing standards and applicable rules of the Securities and Exchange Commission.

Our Governance and Nominating Committee has adopted procedures for the submission of recommendations for director nominees by our stockholders. While stockholder nominees are generally considered by our Board of Directors in the same way that the Board considers other proposed nominees, the committee may choose not to act on an unsolicited recommendation if no vacancy exists on our Board of Directors and the committee does not perceive a need to increase the size or change the composition of our Board of Directors. Stockholders can submit the names of qualified candidates for director by writing to the Chairman of our Governance and Nominating Committee at 4655 Salisbury Road, Suite 110, Jacksonville, Florida 32256. The Chairman must receive a submission not less than 120 days prior to the date of our proxy materials for the preceding year’s annual meeting.

The submission must include the following information:

•	a statement that the proponent making the submission is a stockholder and is proposing a candidate for consideration by our Governance and Nominating Committee;

•	the name and address of the recommending stockholder as they appear on our stockholder records, and the number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	the name, address and contact information for the candidate as they appear on our stockholder records, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate’s beneficial ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Schedule 14A of the Securities Exchange Act of 1934, as amended;

•	a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors or those of our affiliates;

•	detailed information about any relationship or understanding between the recommending stockholder and the candidate; and

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•	a statement from the candidate that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements of our Bylaws and the rules of the Securities and Exchange Commission, including those discussed on page 33 under “Advanced Notice of Business to be Conducted at Annual Meeting” and on page 34 under “Stockholder Proposals.”

Stockholder Communication with our Board of Directors

A stockholder who wants to communicate with our Board of Directors or with any individual director can write to us at 4655 Salisbury Road, Suite 110, Jacksonville, FL 32256, in each case to the attention of our Corporate Secretary. The letter should indicate that the author is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership.

Depending on the subject matter, management will:

•	forward the communication to the director, directors, or committee to whom it is addressed;

•	attempt to handle the inquiry directly, or forward the communication for response by another employee. For example, a request for information about a stock-related matter may be forwarded to our stockholder relations officer; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board of Directors meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

Code of Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, and a Code of Ethics for our Chief Executive Officer and Senior Financial Officers. The codes are intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws. The codes are available on our website at www.atlanticcoastbank.net, by clicking on Investor Relations and then Governance Documents. Amendments to and waivers from the codes that are required to be disclosed to stockholders will be posted on our website.

Attendance at Annual Meetings of Stockholders

Although we do not have a formal written policy regarding director attendance at annual meetings of stockholders, it is expected that directors will make every effort to attend our annual meetings. All of the members of our Board of Directors attended the prior year’s annual meeting of stockholders.

Audit Committee Report

Our Audit Committee has issued the following report:

•	It has reviewed and discussed with management and our independent registered public accounting firm, our audited consolidated financial statements for the year ended December 31, 2015;

•	It has discussed with the independent registered public accounting firm the matters required to be discussed under the Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees; and

•	It has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with our Audit Committee concerning independence, and have discussed with the independent registered public accounting firm their independence from us.

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Based on the review and discussions referred to above, our Audit Committee recommended to our Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2015 and be filed with the Securities and Exchange Commission. The Audit Committee also has appointed, and has requested stockholder ratification of the appointment of, Dixon Hughes Goodman LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2016.

This Audit Committee Report does not constitute soliciting material and this Report should not be deemed filed or incorporated by reference into any of our other previous or future filings by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this Report by reference therein.

This report has been provided by the Audit Committee.

John J. Dolan, Chairman

Bhanu Choudhrie

W. Eric Palmer

Jacksonville, Florida

March 11, 2016

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and beneficial owners of greater than 10% of our common stock to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing ownership and changes in ownership of our common stock. Securities and Exchange Commission rules require disclosure in a company’s annual proxy statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of our common stock to file a Form 3, 4 or 5 on a timely basis.

Based solely on a review of Forms 3, 4 and 5 filed during or with respect to 2015, and written representations from the applicable reporting persons, we believe that all of our officers and directors complied with all their applicable filing requirements during the fiscal year ended December 31, 2015, except that (1) on August 10, 2015, Tracy L. Keegan filed a late Form 3 reporting she was subject to Section 16(a) and also filed a late Form 4 reporting one late transaction, and (2) on August 10, 2015, John K. Stephens, Jr. filed a late Form 4 reporting one late transaction.

Executive Compensation

Summary Compensation Table

The following table sets forth, for the years ended December 31, 2015 and 2014, compensation for each of the individuals listed in the table below, who are each referred to as “named executive officers.”

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)	All other compensation(2) ($)	Total ($)
John K. Stephens, Jr.(3) President and Chief Executive Officer	2015 2014	339,231 300,000	100,000 ─	54,326 34,504	493,557 334,504
Tracy L. Keegan(4) Executive Vice President and Chief Financial Officer	2015 2014	163,077 ─	40,000 ─	29,240 ─	232,317 ─
Phillip S. Buddenbohm(5) Executive Vice President and Chief Credit Officer	2015 2014	182,308 150,000	50,000 ─	2,438 2,393	234,746 152,393

(1)	The following columns were intentionally omitted from the table because they contained no values: (a) stock awards, (b) option awards, (c) non-equity incentive plan compensation, and (d) non-qualified deferred compensation earnings.

footnotes continued on next page

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(2)	The amounts in this column reflect the various benefits and payments received by the named executive officers. A break-down of the various elements of compensation in this column is set forth in the table below for the year ended December 31, 2015.
(3)	Mr. Stephens also serves as a member of our Board of Directors, but does not receive compensation for his service as a director.
(4)	Ms. Keegan began working for Atlantic Coast Financial Corporation on March 23, 2015 in a financial manager role prior to assuming her position as Executive Vice President and Chief Financial Officer on May 18, 2015, after receipt of regulatory non objection on May 15, 2015.
(5)	Mr. Buddenbohm is an officer of Atlantic Coast Bank.

2015 All Other Compensation Table

Name	Perquisites(1) ($)	401(k) plan contributions ($)	ESOP allocations ($)	Group Life Insurance ($)	Long-term disability premiums ($)	Total ($)
John K. Stephens, Jr.	42,600	9,000	1,130	1,290	306	54,326
Tracy L. Keegan	25,450	2,792	─	794	204	29,240
Phillip S. Buddenbohm	600	─	986	563	289	2,438

(1)	Perquisites for Mr. Stephens include a phone allowance and $42,000 of reimbursement for temporary housing in connection with his ongoing relocation to Jacksonville, Florida commenced during fiscal 2014. Perquisites for Ms. Keegan include a phone allowance and a signing bonus of $25,000 in connection with her relocation to Jacksonville, Florida. Perquisites for Mr. Buddenbohm consist entirely of a phone allowance.

Incentive Program

We did not pay annual or quarterly incentive awards to the named executive officers for the years ended December 31, 2015 and 2014.

Named Executive Officer Agreements

Employment, Non-Compete and Non-Solicitation Agreements with Mr. Stephens, Ms. Keegan and Mr. Buddenbohm. On April 1, 2016, Atlantic Coast Bank entered into Employment Agreements (collectively, the Employment Agreements) with Mr. Stephens, Ms. Keegan and Mr. Buddenbohm (each, an Executive) on April 1, 2016. Each Employment Agreement is for a term of one year (which may be renewed for successive periods of one year thereafter unless otherwise terminated as set forth in the Employment Agreement), provides for an initial annual base salary ($402,000 for Mr. Stephens, $220,000 for Ms. Keegan, and $190,000 for Mr. Buddenbohm), and entitlement to potential equity and non-equity incentive/bonus awards, reimbursement for business expenses, benefits under Atlantic Coast Bank’s policies, perquisites customarily provided to Atlantic Coast Bank’s executive officers, supplemental life insurance coverage equal to three times the Executive’s base salary, four weeks of vacation pay, and monthly disability benefits to age 65 not to exceed the lesser of: (i) 60% of base salary (with such coverage to increase following any increase in the base salary) or (ii) $25,000.

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The Employment Agreements may be terminated by Atlantic Coast Bank without Cause (as defined in the Employment Agreements), by Atlantic Coast Bank for Cause, and by the Executive upon the Executive’s voluntary resignation. If terminated by Atlantic Coast Bank without Cause, the Executive is entitled to a payment in an amount equal to two times the sum of: (i) the then current annual salary, plus (ii) the annual premium for family medical, life and disability insurance coverages. In the event the Executive’s employment is terminated within twelve months following the closing of a Change in Control (as defined in the Employment Agreements) other than for Cause or by the Executive for Good Reason (as defined in the Employment Agreements), then the Executive is entitled to a payment in an amount equal to two times (or three times in the case of Mr. Stephens) the sum of: (i) the then current annual salary, plus (ii) the annual premium for family medical, life and disability insurance coverages, plus (iii) the average cash bonus received by the Executive during the three-year period preceding the closing of such Change in Control. The amounts are payable in a single lump sum. In addition, any unvested restricted stock awards, stock options, and other equity awards will become fully vested as of the date of termination. However, if any portion of the foregoing payments would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code or would be non-deductible by us or Atlantic Coast Bank pursuant to Section 280G of the Internal Revenue Code, then the payments will be reduced (but not below zero) if and to the extent necessary so that no portion of any payment would be subject to the foregoing excise taxes or non-deductible by us or Atlantic Coast Bank pursuant to Section 280G of the Internal Revenue Code.

The Employment Agreements also include non-competition, non-solicitation, confidentiality, and other restrictive covenants binding on the Executive and provide for Atlantic Coast Bank to withhold compensation if required pursuant to applicable law. Any incentive-based or other compensation paid to the Executive under the Employment Agreement or any other agreement or arrangement with Atlantic Coast Bank that is subject to recovery under any law, regulation or stock exchange listing requirement will be subject to such deduction and clawback as may be required to be made pursuant to such law, regulation or requirement (or any policy adopted by Atlantic Coast Bank).

Outstanding Equity Awards at Year End. Our named executive officers do not have any outstanding vested or unvested equity awards as of December 31, 2015.

On February 3, 2011, Atlantic Coast Federal Corporation completed its “second step” conversion from the mutual holding company structure to the fully public stock holding company and was succeeded by Atlantic Coast Financial Corporation. All references in the following pages to company actions prior to February 3, 2011 are to Atlantic Coast Federal Corporation.

Benefit Plans

Stock Option Plan. Our outside directors and key employees and those of our Affiliates (as defined by the plan) were eligible to participate in and receive awards under the Atlantic Coast Financial Corporation 2005 Stock Option Plan (2005 Stock Option Plan) until its termination in July 2015. Under the 2005 Stock Option Plan, we reserved 139,720 shares of common stock (as adjusted as a result of the second-step conversion from a mutual holding company structure to the fully public stock holding company structure in February 2011) to be issued pursuant to grants of stock option awards. A stock option gives the recipient the right to purchase shares of our common stock of at a specified price during a specified period of time. Awards may be granted as either incentive or non-statutory stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise either in cash or with common stock that was owned by the recipient. All stock options vest at a rate determined by our Board of Directors at the time the awards are granted to the recipient, but not more than 20% per year. Upon the termination of a recipient’s service for any reason other than death, disability, termination for cause, or termination following a change in control (other than for cause following a change in control), the recipient’s stock options shall be exercisable only as to those shares that were vested on the date of termination and only for one year following termination. Stock options will fully vest and become immediately exercisable upon the recipient’s termination of service due to death or disability, or if we experience a change in control.

Recognition and Retention Plan. Our outside directors and key employees and those of our Affiliates (as defined by the plan) were also eligible to participate and receive awards under the Atlantic Coast Financial Corporation 2005 Recognition and Retention Plan (2005 Recognition and Retention Plan) until its termination in June 2015. Under the 2005 Recognition and Retention Plan, we reserved 55,888 shares of common stock (as adjusted as a result of the second-step conversion) to be issued pursuant to grants of restricted stock awards. All restricted stock awards must vest at least 20% per year, beginning one year following the date of grant. However, the restricted stock awards will fully vest upon the recipient’s termination of service due to death or disability, or if we experience a change in control. No shares had been issued in connection with this plan since 2010.

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Employee Stock Purchase Plan. The Atlantic Coast Financial Corporation Employee Stock Purchase Plan was adopted on June 1, 2010 to encourage and facilitate the purchase of shares of our common stock. The plan is intended to be a tax-qualified “employee stock purchase plan” under Section 423 of the Internal Revenue Code, which has certain tax advantages. Under the plan, 29,400 shares of our common stock may be issued, with an annual increase of 9,800 shares to be added to the plan on the first day of each calendar year, starting on January 1, 2011 (as adjusted as a result of the second-step conversion). Stock subject to purchase under the plan are shares of our common stock that have been authorized but unissued, or have been previously issued, or both.

The plan is generally open to all of our employees and our subsidiaries. Our Compensation Committee determines who is eligible to participate in the plan for each offering date. Participants then enter into a stock purchase agreement with us. Each agreement states the number of shares of common stock that are eligible to be purchased by the participant during a specified period of time beginning on the offering date and ending on a purchase date established by the Compensation Committee (the purchase period), provided however that the purchase period does not last longer than 27 months following the offering date. Each agreement also provides the purchase price of the shares of common stock that are eligible to be purchased by the participant. However, the purchase price of a share of common stock will be not less than 85% of its fair market value on the date of the stock purchase agreement (as adjusted as a result of the second-step conversion).

During the purchase period, the participant designates a fixed dollar amount of his or her compensation to be withheld for the purchase of common stock equal to the purchase price of the shares that are eligible to be purchased by the participant. We, or the appropriate participating subsidiary, credit these amounts to a plan account. Accounts are not credited with interest. Payroll deductions remain in effect until changed by the participant and remain in effect for successive purchase periods. Our Compensation Committee determines how often participants may change their deferral elections during a purchase period. A participant’s stock purchases during a calendar year may not exceed the lesser of: (i) a total dollar amount or number of shares as specified by our Compensation Committee, or (ii) $25,000.

At the end of the purchase period, if the fair market value of a share of common stock is equal to or greater than the purchase price specified in the stock purchase agreement, the shares covered by the agreement are automatically purchased by the participant with the funds held on behalf of the participant in the plan account. However, the participant may elect not to purchase any shares or to purchase fewer than all of the shares covered by the agreement. Any balance in the plan account held on behalf of the participant after purchase of the shares is paid to the participant. If a participant does not purchase any shares, all funds in the plan account held on his or her behalf are paid to the participant. The number of shares the participant purchases on each purchase date is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation since the prior purchase date by the purchase price. As soon as practicable after each purchase date, the custodian causes to be credited to the participant’s account the number of shares of common stock with respect to which the participant exercised his or her purchase rights under the plan.

Termination of a participant’s employment for any reason, including disability or death or the failure of the participant to remain continuously employed by us or one of our subsidiaries will terminate his or her participation in the plan immediately. The payroll deductions contributed to the participant’s account will be returned to him or her or, in the case of death, to the person or persons entitled thereto in accordance with the plan.

Amended and Restated Supplemental Executive Retirement Plan. Atlantic Coast Bank adopted the Atlantic Coast Bank Amended and Restated Supplemental Executive Retirement Plan, which was originally established on November 1, 2004 and was most recently amended and restated on January 1, 2005. Each employee who is selected by the Board of Directors of Atlantic Coast Bank is eligible to participate in this plan. Mr. Buddenbohm is participating in this plan.

Each participant in the plan is entitled to a supplemental retirement benefit equal to the executive’s “appreciation benefit.” The participant’s “appreciation benefit” is calculated based on the following formula: the “prior benefit” multiplied by the “issue price” multiplied by the “exchange ratio.” The “prior benefit” is the number of shares of our common stock equal to the participant’s accrued benefit under the plan as of December 11, 2009. The fair market value of our common stock as of December 11, 2009 used to determine the “prior benefit” is $1.44. The “issue price” is $10.00, which was the initial offering price of the shares of our common stock in connection with the second-step conversion. The “exchange ratio” is 0.196, which was used to determine the number of shares of our common stock that were exchanged for each share of common stock of Atlantic Coast Federal Corporation as a result of the second-step conversion.

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Each participant became 100% vested in the participant’s appreciation benefit as a result of the completion of the second-step conversion. Payment of the participant’s vested appreciation benefit will commence on January 1st of the year following the participant’s separation from service at or after attaining age 65 (the normal retirement age) and will be payable in 20 equal annual installments. If the participant’s separation from service occurs at or after attaining age 55 but before attaining the normal retirement age (the early retirement age), the participant’s appreciation benefit shall be reduced by 5% for each year the participant’s early retirement age is less than the normal retirement age. The reduced appreciation benefit will commence on January 1st of the year following the participant’s separation from service and will be payable in 20 equal annual installments.

Tax-Qualified Benefit Plans

401(k) Plan. Prior to January 1, 2016, Atlantic Coast Bank maintained the Atlantic Coast Bank Employees’ Savings & Profit Sharing Plan and Trust (the Old 401(k) Plan). On January 1, 2016, Atlantic Coast Bank adopted The Wealthy and Wise 401(k) Plan (the New 401(k) Plan), which is a multiple employer plan. The New 401(k) Plan is a tax-qualified defined contribution retirement plan for all employees who have satisfied the plan’s eligibility requirements. Employees who have completed three consecutive months of service will begin participation in the New 401(k) Plan on the first day of the month coinciding with or following the date the employee has satisfied the eligibility requirements.

A participant may contribute up to 75% of his or her compensation to the New 401(k) Plan on a pre-tax basis, subject to the limitations imposed by the Internal Revenue Code. In addition to salary deferral contributions, Atlantic Coast Bank will make matching contributions under the New 401(k) Plan equal to the sum of 100% of the amount of the participant's elective deferrals that do not exceed 3% of the participant's compensation, plus 50% of the amount of the participant's elective deferrals that exceed 3% of the participant's compensation, but do not exceed 5% of the participant's compensation. A participant is always 100% vested in his or her salary deferral contributions and, under the New 401(k) Plan, all employer contributions are always 100% vested. Generally, a participant (or participant’s beneficiary) will be eligible to receive a distribution from his or her vested account at retirement (age 60), age 59½ (while employed with Atlantic Coast Bank), death, disability, or termination of employment.

For the 2015 calendar year, the maximum salary deferral contribution that could be made by a participant into the Old 401(k) Plan was $18,000; provided, however, that a participant over age 50 could contribute an additional $6,000 to the Old 401(k) Plan. In addition to salary deferral contributions, Atlantic Coast Bank made matching contributions under the Old 401(k) Plan equal to 50% of the first 6% of the compensation that was deferred by the participant during the plan year. A participant was always 100% vested in his or her salary deferral contributions. Under the Old 401(k) Plan, all employer contributions vested at a rate of 20% per year, beginning after the participant’s completion of his or her second year of service, such that the participant would be fully vested upon completion of six years of credited service. However, a participant would have immediately become 100% vested in the employer contributions upon his or her death, disability, or attainment of age 60 while employed with Atlantic Coast Bank. Generally, a participant (or participant’s beneficiary) would have received a distribution from his or her vested account at retirement (age 60), age 59½ (while employed with Atlantic Coast Bank), death, disability, or termination of employment.

Each participant has an individual account under the New 401(k) Plan and may direct the investment of his or her account among a variety of investment options or vehicles available. In addition, prior to January 1, 2016, participants in the Old 401(k) Plan could purchase shares of Atlantic Coast Financial Corporation common stock.

Employee Stock Ownership Plan. We maintain the Atlantic Coast Financial Corporation Employee Stock Ownership Plan. Our employees who have been credited with at least 1,000 hours of service during a twelve-month period are eligible to participate in the employee stock ownership plan. As part of the initial public offering of Atlantic Coast Federal Corporation, the employee stock ownership plan borrowed funds from Atlantic Coast Federal Corporation to purchase 465,520 shares of common stock, which served as collateral for the loan. Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among the participants’ accounts as the loan is repaid.

Contributions to the employee stock ownership plan and shares released from the unallocated suspense account in an amount proportional to the repayment of the employee stock ownership plan loan will be allocated to each eligible participant’s plan account, based on the ratio of each participant’s compensation to the total compensation of all eligible participants. Vested benefits will be payable generally upon the participants’ termination of employment, and will be paid in the form of common stock, or to the extent participants’ accounts contain cash, benefits will be paid in cash. However, participants have the right to elect to receive their benefits entirely in the form of common stock. We are required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account.

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As a result of the second-step conversion, the 139,656 shares of Atlantic Coast Federal Corporation held in the suspense account were converted to 27,372 shares of our common stock, and all shares allocated to participants’ accounts were converted to shares of our common stock pursuant to the 0.1960 exchange ratio. In addition, the employee stock ownership plan purchased 68,434 of shares of our common stock issued in the conversion offering. The employee stock ownership plan funded its stock purchase with a loan from us equal to the aggregate purchase price of the common stock. This loan will be repaid principally through Atlantic Coast Bank’s contribution to the employee stock ownership plan and dividends payable on the common stock held by the employee stock ownership plan over the anticipated 20-year term of the loan, with payment in full by 2031. The interest rate for the employee stock ownership plan loan is an adjustable-rate equal to the prime rate, as published in The Wall Street Journal. The interest rate is currently 3.50% and adjusts annually.

The trustee will hold the shares purchased by the employee stock ownership plan and all remaining unallocated shares that were purchased in connection with the initial public offering (95,806 shares in the aggregate) in an unallocated suspense account, and shares will be released to the participants’ accounts as the new loan is repaid, on a pro-rata basis. The trustee will allocate the shares released among the participants’ accounts on the basis of each participant’s proportional share of eligible plan compensation relative to all participants’ proportional share of eligible plan compensation.

Director Compensation

Set forth below is information regarding compensation paid to each of our non-employee directors for the year ended December 31, 2015.

Non-Employee Director Compensation (1)
Name	Fees earned or paid in cash ($)	All other compensation ($)	Total ($)
Dave Bhasin (2)	23,544	—	23,544
Kevin G. Champagne (3)	28,500	—	28,500
Bhanu Choudhrie	23,544	—	23,544
John J. Dolan	24,876	—	24,876
James D. Hogan (4)	13,734	50,000	63,734
W. Eric Palmer (5)	23,544	—	23,544
Jay S. Sidhu (6)	23,544	—	23,544
H. Dennis Woods (7)	9,810	—	9,810

(1)	The following columns were intentionally omitted from the table because the contained no values: (a) stock awards, (b) option awards, (c) non-equity incentive plan compensation, and (d) non-qualified deferred compensation earnings.
(2)	Mr. Bhasin elected to defer his compensation.
(3)	Mr. Champagne retired effective February 29, 2016.
(4)	Mr. Hogan started receiving fees in June 2015 after his retirement from Atlantic Coast Financial Corporation and Atlantic Coast Bank on May 18, 2015. Additionally, Mr. Hogan received a one-time payment of $50,000 under a consulting agreement for consulting services provided to Atlantic Coast Financial Corporation and Atlantic Coast Bank between August 24, 2015 and December 31, 2015.
(5)	As of December 31, 2015, Mr. Palmer had 1,176 outstanding option awards.
(6)	As of December 31, 2015, Mr. Sidhu had 19,600 outstanding option awards.
(7)	Mr. Woods retired effective May 18, 2015.

Cash Compensation

Members of the Board of Directors of Atlantic Coast Bank who are also members of the Board of Directors of Atlantic Coast Financial Corporation do not receive separate compensation for their service on the Board of Directors or the committees of Atlantic Coast Bank. Members of our Board of Directors receive a fee of $1,962 per month with the following exceptions: Mr. Champagne, as the Chairman of the Board, received a fee of $2,375 per month, and Mr. Dolan, as the Vice Chairman of the Board and Chairman of our Audit Committee, received a fee of $2,073 per month. Other than as described above, committee members are not separately compensated for their service. Our directors who are also our employees are not compensated for their service as a director.

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Incentive Program

We did not pay annual or quarterly incentive awards to any director in 2015.

Director Plans

2005 Stock Option Plan and 2005 Recognition and Retention Plan. The directors were eligible to participate in our 2005 Stock Option Plan and our 2005 Recognition and Retention Plan, both of which terminated in 2015. Please see the description of the plans set forth under Executive Compensation – Benefit Plans for further details.

Director Stock Purchase Plan. The Atlantic Coast Financial Corporation Director Stock Purchase Plan was adopted on June 1, 2010 and is intended to encourage and facilitate the purchase of shares our common stock by directors. Under the plan, 29,400 shares of our common stock may be issued, with an annual increase of 9,800 shares to be added to the plan on the first day of each calendar year, starting on January 1, 2011 (as adjusted as a result of the second-step conversion). Stock subject to purchase under the plan are shares of our common stock that have been authorized but unissued, or have been previously issued, or both.

The plan is open to all of our directors. Each participant must enter into a stock purchase agreement with us, which will state the number of shares of common stock that are eligible to be purchased by the participant during a specified period of time beginning on the offering date and ending on a purchase date established by our Compensation Committee (the purchase period), provided however that the purchase period does not last longer than 27 months following the offering date. Each agreement also provides the purchase price of the shares of common stock that are eligible to be purchased by the participant. However, the purchase price of a share of common stock will be not less than 85% of its fair market value on the date of the stock purchase agreement.

During the purchase period, the participant designates a fixed dollar amount of his or her director fees to be withheld for the purchase of common stock equal to the purchase price of the shares that are eligible to be purchased by the participant, as adjusted as a result of the second-step conversion. We, or the appropriate participating subsidiary, credits these amounts to a plan account. Accounts are not credited with interest. The amount of deductions remain in effect until changed by the participant and remain in effect for successive purchase periods. Our Compensation Committee determines how often participants may change their deferral elections during a purchase period. A participant’s stock purchases during a calendar year may not exceed the total dollar amount or number of shares specified by our Compensation Committee.

At the end of the purchase period, if the fair market value of a share of common stock is equal to or greater than the purchase price specified in the stock purchase agreement, the shares covered by the agreement are automatically purchased by the participant with the funds held on behalf of the participant in the plan account. However, the participant may elect not to purchase any shares or to purchase fewer than all of the shares covered by the agreement. Any balance in the plan account held on behalf of the participant after purchase of the shares is paid to the participant. If a participant does not purchase any shares, all funds in the plan account held on his or her behalf are paid to the participant. The number of shares the participant purchases on each purchase date is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation since the prior purchase date by the purchase price. As soon as practicable after each purchase date, the custodian causes to be credited to the participant’s account the number of shares of common stock with respect to which the participant exercised his or her purchase rights under the plan.

Termination of a participant’s services for any reason, including disability or death or the failure of the participant to continuously remain our director or a director of one of our subsidiaries will terminate his or her participation in the plan immediately. Fees contributed to the participant’s account shall be returned to him or her or, in the case of death, to the person or persons entitled thereto in accordance with the plan.

Director Retirement Plan. Atlantic Coast Bank has adopted the Atlantic Coast Bank 2005 Amended and Restated Director Retirement Plan, effective June 17, 2010. Each member of the Board of Directors of Atlantic Coast Bank is eligible to participate in the plan. As a result of the completion of the second-step conversion, each participant is entitled to receive his or her “appreciation benefit.” The participant’s “appreciation benefit” will be payable in equal monthly installments of 120 months, commencing on the first day of the month following the completion of the second-step conversion.

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The participant’s “appreciation benefit” is calculated based on the following formula: the sum of (i) the lesser of (A) the “prior benefit component” multiplied by the “issue price,” or (B) the director’s accrued benefit under the old agreement as of December 11, 2009 multiplied by 3% per annum, (ii) the “stock award component” multiplied by the “issue price,” and (iii) the “stock ownership component,” multiplied by the “issue price.” The “prior benefit component” is determined by dividing the director’s accrued benefit under the plan as of December 11, 2009 by $1.44, which is the fair market value of our common stock on December 11, 2009. The “stock award component” is equal to 25% of the number of shares of our common stock awarded to the participant under the 2005 Recognition and Retention Plan that were still held by the participant as of December 11, 2009. The “stock ownership component” is equal to 75% of the amount of shares of our common stock that were beneficially owned by the participant as of December 11, 2009. The “issue price” is the average selling price of a share of our common stock over the 30 day period immediately preceding the conversion, minus $1.44. The aggregate value of the “prior benefit component,” the “stock award component,” and the “stock ownership component” will be adjusted in accordance with the exchange ratio. Atlantic Coast Bank will pay interest on the unpaid balance of the participant’s appreciation benefit at the rate of the monthly average of the three-month LIBOR plus 275 basis points per annum until the appreciation benefit is paid in full.

Each participant became 100% vested in his appreciation benefit as a result of the completion of the second-step conversion on February 3, 2011. A portion of the participant’s vested appreciation benefit was used to purchase shares of our common stock that was issued in connection with the second-step conversion. Such purchased common stock is being held in a rabbi trust that was created by Atlantic Coast Bank. As a result, to the extent the participant’s appreciation benefit is invested in our common stock, then the participant’s appreciation benefit attributable to common stock will be distributed in-kind.

Director Deferred Fee Plan. We adopted the Atlantic Coast Financial Corporation Amended and Restated 2005 Director Deferred Fee Plan, effective January 1, 2005. The plan allows for a participant to elect to defer a portion of his or her director fees to the plan. All amounts contributed to the plan are credited to a bookkeeping account established on behalf of each participant. The participant’s account balance is credited with earnings based on the participant’s choice among the investment alternatives made available under the plan. However, participants are not permitted to invest in our common stock through this plan. Each participant has the right to elect for the payment of his or her account balance to commence on either a specified date or within 30 days following his or her separation from service (the commencement date). However, the participant’s account balance may be paid out prior to the commencement date due to the participant’s death or disability, or if we experience a change in control. Generally, the participant’s account balance is payable in a lump sum distribution. However, a participant can elect for his or her account balance to be payable in equal monthly installments over a period not to exceed 10 years.

Director Deferred Compensation Plan for Equity. We adopted the Atlantic Coast Financial Corporation Amended and Restated 2007 Director Deferred Compensation Plan for Equity in order to allow participants to defer receipt of board fees and annual cash incentives to the plan, which is used to purchase “phantom shares” of our common stock. Each phantom share is deemed to be acquired at the prevailing market rate of our common stock, and is credited to a bookkeeping account established on behalf of each participant. The account is maintained in phantom shares for the duration of the participant’s participation in the plan. To the extent dividends are issued on our common stock, dividends are credited to the phantom shares in the same proportion as the actual dividends are credited to our common stock.

Each participant has the right to elect for the payment of his or her account balance to commence on either a specified date or within 30 days following his or her separation from service (the commencement date). However, the participant’s account balance may be paid out prior to the commencement date due to the participant’s death or disability, or if we experience a change in control. Generally, the participant’s account balance will be payable in a lump sum distribution. However, a participant can elect for his or her account balance to be payable in equal monthly installments over a period not to exceed 10 years. All payments made under the plan to the participant will be made in the form of our common stock.

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Transactions with Certain Related Persons

We have a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of business and on substantially the same terms and conditions as those of comparable transactions with unaffiliated third parties prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectability or present other unfavorable features. In addition, all loans to directors and executive officers are approved by at least a majority of the independent, disinterested members of our Board of Directors.

All loans Atlantic Coast Bank makes to its directors and executive officers are subject to regulations restricting loans and other transactions with affiliated persons of Atlantic Coast Bank. Loans to all directors and executive officers and their associates totaled approximately $1.9 million at December 31, 2015. All loans to directors and executive officers were performing in accordance with their terms at December 31, 2015.

Jay S. Sidhu and Bhanu Choudhrie are directors of the Company and Customers Bancorp, Inc., the parent company of Customers Bank. Mr. Sidhu is also Chairman and Chief Executive Officer of Customers Bancorp, Inc. and Customers Bank.

On December 18, 2015, Atlantic Coast Bank purchased $44.9 million of multi-family mortgages, comprised entirely of loans in New York and Pennsylvania, from Customers Bank for $45.3 million, at a premium of 1.00%. Additionally, on September 29, 2015, Atlantic Coast Bank purchased $35.7 million of multi-family mortgages, comprised entirely of loans in New Jersey, New York and Pennsylvania, from Customers Bank for $36.1 million, at a premium of 1.00%. These loan purchase transactions were made in the ordinary course of Atlantic Coast Bank’s business, were made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated business partners and did not involve more than normal risk or present other unfavorable features.

On March 27, 2015, Atlantic Coast Bank entered into three $10.0 million participation agreements with Customers Bank (collectively, the Customers Participation Agreements) related to warehouse lines of credit secured by one- to four-family residential loans originated by third party originators under purchase and assumption agreements (warehouse loans held-for-investment). Under the Customers Participation Agreements, Atlantic Coast Bank has an interest in existing lines of credit related to warehouse loans held-for-investment currently serviced by Customers Bank.

Atlantic Coast Bank receives the full amount of interest earned on the warehouse loans held-for-investment. Customers Bank receives the fees paid for each individual funding request. Customers Bank services the warehouse loans held-for-investment funding requests, manages the collateral receipt and shipment, receives and posts pay downs, and remits principal and interest to Atlantic Coast Bank. Under the Customers Participation Agreements, Customers Bank is required to administer the participated lines of credit using the same standards Atlantic Coast Bank would use to administer its own accounts. Additionally, Atlantic Coast Bank has access to each funding request and all daily activity reporting to monitor its exposure.

The Customers Participation Agreements were entered into in the ordinary course of Atlantic Coast Bank’s business, were made on substantially the same terms as those prevailing at the time for comparable agreements with non-affiliated business partners and did not involve more than normal risk or present other unfavorable features. As of December 31, 2015, there was no outstanding balance for warehouse loans held-for-investment related to the Customers Participation Agreements. During the year ended December 31, 2015, Atlantic Coast Bank earned $0.2 million of interest income related to the Customers Participation Agreements.

As further discussed under “Board Independence,” our Board of Directors determined in its business judgment that Mr. Sidhu is not “independent” and that Mr. Choudhrie is “independent” within the meaning of the NASDAQ corporate governance listing standard.

Our Board of Directors unanimously recommends that you vote “FOR” each of the nominees to our Board named in this proxy statement. If not otherwise specified, proxies will be voted “FOR” the election of each nominee for director named in this proxy statement as recommended by our Board.

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PROPOSAL II – RATIFICATION OF THE APPOINTMENT OF THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the year ended December 31, 2015 was RSM US LLP, formerly known as McGladrey LLP. On March 28, 2016, the Audit Committee approved the dismissal of RSM US LLP and approved the appointment of Dixon Hughes Goodman LLP as the Company's independent registered public accounting firm for the year ended December 31, 2016. In selecting Dixon Hughes Goodman LLP, the Audit Committee considered a number of factors, including, but not limited to: (1) their professional qualifications; (2) their independence; (3) the appropriateness of their fees; and (4) their knowledge of our business and industry.

The reports of RSM US LLP on the Company's consolidated financial statements for the years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2015 and 2014, and the subsequent interim period through March 28, 2016, the Company did not have any disagreements with RSM US LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM US LLP would have caused RSM US LLP to make reference thereto in its reports on the financial statements of the Company for such periods. Additionally, during the years ended December 31, 2015 and 2014, and the subsequent interim period through March 28, 2016, there were no reportable events, requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2015 and 2014, and the subsequent interim period through March 28, 2016, neither the Company nor anyone on its behalf has consulted with Dixon Hughes Goodman LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report or oral advice was provided to the Company that Dixon Hughes Goodman LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

At the Annual Meeting, our stockholders will consider and vote on the ratification of our Audit Committee’s engagement of Dixon Hughes Goodman LLP for our fiscal year ending December 31, 2016. Although the ratification of the appointment of Dixon Hughes Goodman LLP is not required by our Bylaws, our Board of Directors is submitting it to the stockholders to ascertain their views. If the stockholders do not ratify the appointment, we will not be bound to seek another independent registered public accounting firm for the year ended December 31, 2016, but the selection of other independent registered public accounting firms will be considered in future years. Representatives of Dixon Hughes Goodman LLP are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. Representatives of RSM US LLP are not expected to attend the Annual Meeting.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by RSM US LLP, during the fiscal years ended December 31, 2015 and 2014.

	2015	2014
Audit Fees	$263,478	$336,300
Audit Related Fees	5,500	46,225
Tax Fees	—	51,800
All Other Fees	—	—
Total Fees	$268,978	$434,325

Audit Fees

Audit fees of $263,478 and $336,300 in fiscal years 2015 and 2014, respectively, were for the audit of our consolidated financial statements and for our HUD-assisted audit.

The financial statement audit fees were $245,478 and $311,300 for fiscal years 2015 and 2014, respectively, and included fees relating to review of the financial statements included in our quarterly reports on Form 10-Q and review of our Annual Report on Form 10-K. The HUD-assisted audit fees totaled $18,000 and $25,000 for fiscal years 2015 and 2014, respectively, and included fees for the annual audit and report on our financial statements, internal control and compliance.

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Audit-Related Fees

Audit related fees of $5,500 in fiscal year 2015 were for the re-issuance of the December 31, 2013 audit opinion related to the annual benefit plan audit of our 2014 401(k) plan. Audit related fees of $46,225 in fiscal year 2014 were for an annual benefit plan audit of our Employee Stock Ownership Plan and 401(k) plan.

Tax Fees

Tax fees of $51,800 in fiscal year 2014 were for services related to tax compliance and tax planning.

All Other Fees

There were no other professional services rendered or other fees billed for professional services not included within Audit Fees, Audit-Related Fees or Tax Fees in fiscal years 2015 and 2014.

The Audit Committee’s policy is to require pre-approval of all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Our Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. Our independent registered public accounting firm and our management are required to periodically report to the full audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval policy, and the fees for the services performed to date.

In order to ratify the appointment of Dixon Hughes Goodman LLP as the independent registered public accounting firm for the year ending December 31, 2016, the proposal must receive at least a majority of the votes cast at the Annual Meeting, without regard to abstentions or broker non-votes, either in person or by proxy, in favor of such ratification.

Our Board of Directors unanimously recommends that you vote “FOR” the ratification of our Audit Committee’s appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the year ending December 31, 2016. If not otherwise specified, proxies will be voted “FOR” approval of this proposal as recommended by our Board.

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PROPOSAL III – APPROVAL OF THE

ATLANTIC COAST FINANCIAL CORPORATION 2016 OMNIBUS INCENTIVE PLAN

Our Board of Directors is seeking approval from our stockholders of the Atlantic Coast Financial Corporation 2016 Omnibus Incentive Plan (the 2016 Incentive Plan), including the authority to issue up to 500,000 shares of our common stock under the 2016 Incentive Plan, as such number may be adjusted as described below. The complementary goals of the 2016 Incentive Plan are to: (i) advance our interests and the interests of our stockholders by providing officers, directors, employees and consultants upon whose judgment, initiative and efforts the successful conduct of our business largely depends with an additional incentive to perform in a superior manner; (ii) attract people of experience and ability; and (iii) increase stockholder value. Through the approval of the 2016 Incentive Plan, our Board of Directors seeks to provide a direct link between stockholder value and compensation awards by authorizing awards of shares of our common stock, other equity incentive compensation awards, monetary payments based on the value of our common stock and other cash and non-cash incentive compensation awards that are based on our financial performance. We believe the 2016 Incentive Plan strikes an appropriate balance between rewarding performance and limiting stockholder dilution, while providing us with the flexibility to meet changing compensation needs.

Our Board of Directors is also seeking approval of the 2016 Incentive Plan to maintain our ability to grant awards that qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, to the extent our Board of Directors concludes such performance-based compensation is desirable. Such performance-based compensation is not included in the limit of $1,000,000 per year per covered executive applicable to compensation that is deductible by us. One of the requirements for compensation to qualify as performance-based under Section 162(m) of the Internal Revenue Code is that the material terms of the performance goal under which the compensation is to be paid must be disclosed to and approved by our stockholders, and stockholder approval of the 2016 Incentive Plan would satisfy this requirement.

Our Board of Directors approved the 2016 Incentive Plan on March 30, 2016, subject to stockholder approval, upon the recommendation of our Compensation Committee. If our stockholders approve the 2016 Incentive Plan, it will be effective as of January 1, 2016. Our Board of Directors believes that the approval of this proposal is in the best interests of Atlantic Coast Financial Corporation and our stockholders.

If our stockholders do not approve this proposal, then the 2016 Incentive Plan will not become effective and will not be implemented by us, and any awards made under the 2016 Incentive Plan subject to stockholder approval shall become void. If the 2016 Incentive Plan is not approved by our stockholders, then our Compensation Committee may consider whether to approve discretionary payments of annual incentive compensation to our executive officers pursuant to other arrangements or plans. The tax deductibility under the Internal Revenue Code of such discretionary payments to our most highly compensated executive officers could be limited by Section 162(m) of the Internal Revenue Code if the material terms of the payments under such arrangement or plan have not been approved by our stockholders in accordance with Section 162(m) of the Internal Revenue Code.

Authorized Shares and Stock Price

Our Articles of Incorporation, as amended and restated, authorize the issuance of 100,000,000 shares of common stock and, as of the Record Date, there were 15,509,061 shares of common stock issued and outstanding. The market value of one share of our common stock on NASDAQ as of the close of market on the Record Date was $6.08.

Summary of Terms of 2016 Incentive Plan

The following is a summary of the material provisions of the 2016 Incentive Plan. A copy of the 2016 Incentive Plan is attached to this proxy statement as Appendix A and is incorporated by reference into this proxy statement in its entirety. This summary is subject to the language of the 2016 Incentive Plan and the text of the 2016 Incentive Plan controls if there is any inconsistency between this summary and the 2016 Incentive Plan text.

Administration. Our Compensation Committee will initially administer the 2016 Incentive Plan unless our Compensation Committee elects to delegate certain of its duties as permitted by the terms of the 2016 Incentive Plan or unless our Board of Directors delegates such authority to another committee of our Board of Directors as permitted by the terms of the 2016 Incentive Plan. Our Compensation Committee and any such delegate are referred to in this proposal as the “Administrator.” The Administrator will have the authority to, among other things, interpret the 2016 Incentive Plan and any agreement covering any award under the 2016 Incentive Plan; prescribe, amend and rescind rules and regulations relating to the 2016 Incentive Plan; and correct any defect, supply any omission, or reconcile any inconsistency in, the 2016 Incentive Plan and any award or agreement covering an award.

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Eligibility. The Administrator may designate any of the following as a participant in the 2016 Incentive Plan, to the extent of the Administrator’s authority under the 2016 Incentive Plan: any of our officers or other employees or individuals engaged to become one of our officers or employees, any consultant or advisor who provides service to us, and any of our directors, including non-employee directors. The selection of participants will be based upon the Administrator’s opinion that the participant is in a position to contribute materially to our continued growth and development and long-term financial success. There are 7 directors, 6 of whom are non-employee directors, 2 officers, approximately 50 other employees and no consultants and advisors who would initially be eligible to participate in the 2016 Incentive Plan.

Types of Awards. Awards under the 2016 Incentive Plan may consist of stock options, stock appreciation rights (SARs), performance shares, performance units, shares of common stock, restricted stock, restricted stock units, incentive awards, dividend equivalent units and any other award permitted under the 2016 Incentive Plan. If the 2016 Incentive Plan is approved, then the Administrator may grant any type of award to any participant it selects, but only our employees (or employees of our subsidiaries) may receive grants of incentive stock options within the meaning of Section 422 of the Internal Revenue Code. Awards may be granted alone or in addition to, in tandem with, or (subject to the 2016 Incentive Plan’s prohibition on repricing) in substitution for any other award (or any other award granted under another one of our plans (including the plan of an affiliate or an acquired entity).

Shares Reserved under the 2016 Incentive Plan. The 2016 Incentive Plan provides that 500,000 shares of common stock are reserved for issuance under the 2016 Incentive Plan, subject to adjustment as described below. Up to 500,000 shares (the entire amount of the reserve) may be issued pursuant to the exercise of incentive stock options.

The number of shares reserved for issuance will be reduced on the date of the grant of any award by the maximum number of shares, if any, with respect to which such award is granted. In general, if (1) an award granted under the 2016 Incentive Plan lapses, expires, is canceled or terminates without issuance of shares or other payment; (2) it is determined that all or some portion of the shares with respect to which an award was granted will not be issuable or that compensation payable with respect to shares covered by such an award will not be payable, on the basis that the conditions for such issuance will not be satisfied; (3) shares are forfeited under an award; or (4) shares are issued under any award and we subsequently reacquire them pursuant to rights reserved by us upon the issuance of the shares, then such shares may again be used for new awards under the 2016 Incentive Plan. Any shares recredited to the 2016 Incentive Plan’s reserve under clause (4) may not be issued pursuant to incentive stock options. Shares tendered or withheld to satisfy federal, state or local tax withholding obligations, shares that are tendered or withheld in payment of the exercise price of a stock option or as a result of the net settlement of a SAR and shares purchased by us using proceeds from stock option exercises may not be made recredited to the 2016 Incentive Plan’s share reserve.

No participant may be granted awards under the 2016 Incentive Plan that could result in such participant:

•	receiving stock options for, and/or SARs with respect to, more than 100,000 shares of common stock (or 25,000 shares of common stock for a non-employee director) during any fiscal year;

•	receiving awards of restricted stock and/or restricted stock units relating to more than 100,000 shares of common stock (or 25,000 shares of common stock for a non-employee director) during any fiscal year;

•	receiving an award of performance shares, and/or an award of performance units the value of which is based on the fair market value of a share of our common stock, for more than: (i) 100,000 shares of common stock (or 25,000 shares of common stock for a non-employee director) in respect of any fiscal year, or (ii) 200,000 shares of common stock (or 50,000 shares of common stock for a non-employee director) in respect of any period of two consecutive fiscal years, or (iii) 300,000 shares of common stock (or 75,000 shares of common stock for a non-employee director) in respect of any period of three consecutive fiscal years;

•	receiving annual incentive award(s) in respect of any single fiscal year that could result in a cash payment of more than $800,000;

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•	receiving long-term incentive award(s) and/or award(s) of performance units the value of which is not based on the fair market value of a share of our common stock in respect of any period of two fiscal years that could result in a payment of more than $1,600,000, or in respect of any three fiscal years that could result in the payment of more than $2,400,000; or

•	receiving other common stock-based awards or dividend equivalent units relating to more than 100,000 shares of common stock (or 25,000 shares of common stock for a non-employee director) during any fiscal year.

Each of these limitations is subject to adjustment as described below.

Stock Options. If the 2016 Incentive Plan is approved, then the Administrator will have the authority to grant stock options and to determine all terms and conditions of each stock option. Stock options may be granted to participants at such time as the Administrator will determine. The Administrator will also determine the number of shares subject to the stock options granted, whether a stock option is to be an incentive stock option or non-qualified stock option and the grant date for the stock option, which may not be any date prior to the date that the Administrator approves the grant. The Administrator will fix the stock option exercise price, which may never be less than the fair market value of a share of our common stock on the date of grant. The Administrator will determine the expiration date of each stock option, except that the expiration date may not be later than 10 years after the date of grant. Stock options will be exercisable and vest at such times and be subject to such restrictions and conditions as the Administrator deems necessary or advisable, including with respect to the manner of payment of the exercise price of such stock options. If a stock option intended to be an incentive stock option fails to meet the requirements thereof, the stock option will automatically be treated as a non-qualified stock option to the extent of such failure. Except to the extent otherwise provided in an award agreement, a participant will not have any rights as a holder of shares of common stock as a result of the grant of a stock option until the stock option is exercised, the exercise price and applicable withholding taxes are paid and the shares of common stock subject to the stock option are issued.

SARs. If the 2016 Incentive Plan is approved, then the Administrator will have the authority to grant SARs. A SAR is the right of a participant to receive cash in an amount, and/or common stock with a fair market value, equal to the appreciation of the fair market value of a share of our common stock during a specified period of time. The Administrator will determine all terms and conditions of each SAR, including: (1) whether the SAR is granted independent of a stock option or relates to a stock option; (2) the grant date, which may not be a date prior to the date the Administrator approves the grant; (3) the number of shares of our common stock to which the SAR relates; (4) the grant price, which may never be less than the fair market value of our common stock subject to the SAR as determined on the date of grant; (5) the terms and conditions of exercise or maturity, including vesting; (6) a term that must be no later than 10 years after the date of grant; and (7) whether the SAR will settle in cash, common stock or a combination of the two.

Performance and Stock Awards. If the 2016 Incentive Plan is approved, then the Administrator will have the authority to grant awards of shares of common stock, restricted stock, restricted stock units, performance shares or performance units. Restricted stock awards are shares of common stock subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of performance goals (as described below) established by the Administrator and/or upon completing a period of service. Restricted stock units represent the right to receive cash and/or shares of common stock, the value of which is equal to the fair market value of one share of our common stock. Performance shares are the right to receive shares of common stock to the extent performance goals established by the Administrator are achieved or other requirements are met. Performance units represent the right to receive cash and/or shares of common stock valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of common stock, to the extent performance goals established by the Administrator are achieved or other requirements are met.

The Administrator will determine all terms and conditions of the performance and stock awards, including: (1) the number of shares of common stock and/or units to which such award relates; (2) whether performance goals must be achieved for the participant to realize any portion of the benefit under the award; (3) the length of the vesting and/or performance period and, if different, the date that payment of the benefit provided under the award will be made; (4) with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of common stock; and (5) with respect to performance units and restricted stock units, whether the awards will be settled in cash, in shares of common stock (including restricted stock), or in a combination of the two. However, the 2016 Incentive Plan requires a minimum vesting period on certain types of awards: any period of vesting applicable to restricted stock or restricted stock units that are not subject to a performance goal and are granted to a participant other than a non-employee director may not lapse more quickly than ratably over three years from the date of grant.

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Performance Goals. For purposes of the 2016 Incentive Plan, performance goals mean any goals the Administrator establishes that relate to one or more of the following with respect to us or any one or more of our subsidiaries (including Atlantic Coast Bank), affiliates or other business units: net earnings or net income (before or after taxes); basic or diluted earnings per share (before or after taxes); net operating earnings; return on assets, average assets, equity or average equity; share price (including, but not limited to, growth measures and total stockholder return); efficiency ratio; regulatory capital ratios; CAMELS or other regulatory ratings; completion of acquisitions, dispositions or business expansion; credit quality, non-performing asset or non-performing loan levels or ratios or loan delinquency levels; provision for loan losses or net charge-offs; deposits; market share; loans; net interest margin; interest income; non-interest income; interest expense; or non-interest expense. As to each performance goal, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles, to the extent applicable, but, unless otherwise determined by the Administrator and to the extent consistent with Section 162(m) of the Internal Revenue Code, will exclude the effects of the following: (i) charges for reorganizing and restructuring; (ii) discontinued operations; (iii) asset write-downs; (iv) gains or losses on the disposition of a business; (v) changes in tax or accounting principles, regulations or laws; (vi) mergers, acquisitions or dispositions; and (vii) extraordinary, unusual and/or non-recurring items of gain or loss, that, in each case, we identify in our audited financial statements, including notes to the financial statements, or the Management’s Discussion and Analysis section of our annual report. To the extent consistent with Section 162(m) of the Internal Revenue Code, the Administrator may also provide for other adjustments to performance goals in the award agreement or plan document evidencing any award and may appropriately adjust any evaluation of performance under a performance goal to exclude any of the following events that occur during a performance period: (i) litigation, claims, judgments or settlements; (ii) the effects of changes in laws or regulations affecting reported results; and (iii) accruals of any amounts for payment under the 2016 Incentive Plan or any other compensation arrangements maintained by us or one of our affiliates. In addition, in the case of awards that the Administrator determines at the date of grant will not be considered “performance-based compensation” under Section 162(m) of the Internal Revenue Code, the Administrator may establish other performance goals and provide for other exclusions or adjustments not listed in the 2016 Incentive Plan. Where applicable, the performance goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers, averages and/or percentages) in the particular criterion or achievement in relation to a peer group or other index. The performance goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

Incentive Awards. If the 2016 Incentive Plan is approved, then the Administrator will have the authority to grant annual and long-term incentive awards. An incentive award is the right to receive a cash payment or another award, to the extent performance goals are achieved. The Administrator will determine all terms and conditions of an annual or long-term incentive award, including the performance goals (as described above), the performance period, the potential amount payable and the timing of payment. The Administrator must require payment of all or any portion of the amount subject to the incentive award that is contingent on the achievement or partial achievement of one or more performance goals during the period the Administrator specifies. The Administrator may deem that performance goals subject to an award are achieved upon a participant’s death, disability, retirement or such other circumstances as the Administrator may specify. The performance period for an annual incentive award must relate to a period of at least one year, and the performance period for a long-term incentive award must relate to a period of more than one year.

Dividend Equivalent Units. If the 2016 Incentive Plan is approved, then the Administrator will have the authority to grant dividend equivalent units in tandem with awards other than stock options or SARs. A dividend equivalent unit is the right to receive a payment (in cash or shares) equal to the cash dividends or other cash distributions paid with respect to a share of our common stock. The Administrator will determine all terms and conditions of dividend equivalent units, subject to the limitations of the 2016 Incentive Plan. No dividend equivalent unit granted in tandem with another award may include vesting provisions more favorable to the participant than the vesting provisions, if any, to which the tandem award is subject. No dividend equivalent unit will provide for payment on performance shares or performance units prior to their vesting.

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Other Stock-Based Awards. The Administrator may grant to any participant shares of unrestricted stock as a replacement for other compensation to which such participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.

Minimum Vesting and Performance Periods. As described above, any period of vesting applicable to restricted stock or restricted stock units that are not subject to a performance goal and are granted to a participant other than a non-employee director may not lapse more quickly than ratably over three years from the date of grant. In addition, the performance period for an annual incentive award must relate to a period of at least one year, and the performance period for a long-term incentive award must relate to a period of more than one year. Notwithstanding the requirements for minimum vesting and/or performance period for an award included in the 2016 Incentive Plan, however, the Administrator may impose, at the time an award is granted or any later date, a shorter vesting and/or performance period to take into account a participant’s hire or promotion, or may accelerate or shorten the vesting or deem an award earned, in whole or in part, in the event of a participant’s death, disability, retirement, termination by us or one of our affiliates without cause or a change of control. Under the 2016 Incentive Plan, the Administrator may not increase the amount of compensation payable under an award intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code, although the Administrator may decrease the amount of compensation a participant may earn under such an award.

Transferability. Awards are not transferable other than by will or the laws of descent and distribution, unless the Administrator allows a participant: (i) to designate in writing a beneficiary to exercise the award or receive payment under the award after the participant’s death, (ii) to transfer an award to the former spouse of the participant as required by a domestic relations order incident to a divorce, or (iii) provided that the participant receives no consideration in connection therewith, to otherwise transfer an award.

Adjustments. If (1) we are involved in a merger or other transaction in which shares of common stock are changed or exchanged, (2) we subdivide or combine shares of common stock or declare a dividend payable in shares of common stock, other securities (other than stock purchase rights issued pursuant to a stockholder rights agreement) or other property, (3) we effect a cash dividend that, on a per share basis, exceeds 10% of the fair market value of the shares of common stock at the time the dividend is declared or any other dividend or distribution on the shares of common stock in the form of cash or a repurchase of shares of common stock that the Board of Directors determines is special or extraordinary or that is in connection with a recapitalization or reorganization, or (4) any other event occurs that in the judgment of the Administrator requires an adjustment to prevent dilution or enlargement of the benefits intended to be made available under the 2016 Incentive Plan, then the Administrator will, in a manner it deems equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2016 Incentive Plan, adjust any or all of: (A) the number and type of shares subject to the 2016 Incentive Plan and which may, after the event, be made the subject of awards; (B) the number and type of shares of common stock subject to outstanding awards; (C) the grant, purchase or exercise price with respect to any award; and (D) to the extent such discretion does not cause an award intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code to lose its status as such, the performance goals of an award.

In any such case, the Administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award (without the consent of the holder of an award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective).

The Administrator may, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, and without affecting the number of shares of common stock otherwise reserved or available under the 2016 Incentive Plan, authorize the issuance or assumption of awards upon terms it deems appropriate.

Change of Control. The 2016 Incentive Plan does not provide for automatic vesting of awards solely upon a change of control. However, in the event of a change of control, except as otherwise provided in an award agreement, the Administrator in its discretion may, at the time an award is made or at any time thereafter, take one or more of the following actions: (a) provide for the acceleration of any time period, or the deemed achievement of any performance goals, relating to the exercise or realization of the award; (b) provide for the purchase or cancellation of the award for an amount of cash or other property that could have been received upon the exercise or realization of the award had the award been currently exercisable or payable (or the cancellation of awards in exchange for no payment to the extent that no cash or other property would be received upon the exercise or realization of the award in such circumstances); (c) adjust the terms of the award in the manner determined by the Administrator to reflect the change of control; (d) cause the award to be assumed, or new right substituted therefor, by another entity; or (e) make such other provision as the Administrator may consider equitable and in our best interests.

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Except as otherwise expressly provided in any agreement between participant and us or an affiliate, if the receipt of any payment by a participant under the circumstances described above would result in the payment by the participant of any excise tax provided for in Section 280G and Section 4999 of the Internal Revenue Code, then the amounts and benefits under the 2016 Incentive Plan to such participant shall be reduced (not less than zero) to the extent necessary so as to maximize amounts and the value of benefits to the participant without causing any amount to become nondeductible by us pursuant to Section 280G of the Internal Revenue Code.

Term of Plan. Unless earlier terminated by the Board of Directors or the Administrator, the 2016 Incentive Plan will remain in effect until the tenth anniversary of its effective date.

Termination and Amendment. Board of Directors or the Administrator may amend, alter, suspend, discontinue or terminate the 2016 Incentive Plan at any time, subject to the following limitations:

•	the Board of Directors must approve any amendment to the 2016 Incentive Plan if we determine such approval is required by prior action of the Board of Directors, applicable corporate law or any other applicable law;

•	stockholders must approve any amendment to the 2016 Incentive Plan if we determine such approval is required by Section 16 of the Securities Exchange Act of 1934, the Internal Revenue Code, the listing requirements of any principal securities exchange or market on which the shares of our common stock are then traded or any other applicable law; and

•	stockholders must approve any amendment to the 2016 Incentive Plan that would diminish the protections afforded by the prohibition on repricing and backdating of outstanding stock options or SARs.

Subject to the requirements of the 2016 Incentive Plan, the Administrator may modify, amend or cancel any award or waive any restrictions or conditions applicable to any award or the exercise of the award. However, except as otherwise provided in the 2016 Incentive Plan or the award agreement, any modification or amendment that materially diminishes the rights of the participant, or the cancellation of an award, will be effective only if agreed to by the participant or other interested party. The Administrator need not obtain participant (or other interested party) consent for the modification, amendment or cancellation of an award pursuant to a change of control or as follows: (1) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the shares of common stock are then traded; (2) to the extent the Administrator deems necessary to preserve an accounting or tax treatment of any award that is more favorable for us; or (3) to the extent the Administrator determines that such action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other persons(s) as may then have an interest in the award. Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an award intended to be exempt from Section 409A of the Internal Revenue Code to continue to be so exempt, or to enable an award intended to comply with Section 409A of the Internal Revenue Code to continue to so comply.

The authority of the Board of Directors and the Administrator to administer, terminate or modify the 2016 Incentive Plan or then-outstanding awards will extend beyond the termination date of the 2016 Incentive Plan. Termination of the 2016 Incentive Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force and effect after termination of the 2016 Incentive Plan except as they may lapse or be terminated by their own terms and conditions.

Recoupment and Disgorgement of Awards. The 2016 Incentive Plan gives the Administrator full power and authority to terminate or cause a participant to forfeit an award, and require the participant to disgorge to the Company any gains attributable to an award, if the participant engages in any action constituting, as determined by the Administrator in its discretion, cause for termination or a breach of any award agreement or any other agreement between the participant and us (or one of our affiliates) concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations. This power and authority applies despite anything to the contrary in an award agreement.

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In addition, any awards granted pursuant to the 2016 Incentive Plan, and any shares of common stock issued or cash paid pursuant to an award, will be subject to any recoupment or clawback policy adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, us from time to time.

Repricing and Backdating Prohibited. Except for the adjustments provided for in the 2016 Incentive Plan, neither the Administrator nor any other person may: (1) amend the terms of outstanding stock options or SARs to reduce the exercise or grant price of such outstanding stock options or SARs; (2) cancel outstanding stock options or SARs in exchange for stock options or SARs with an exercise or grant price less than the exercise or grant price of the original stock options or SARs; or (3) cancel outstanding stock options or SARs with an exercise or grant price above the current Fair Market Value of a share of our common stock in exchange for cash or other securities. The Administrator may not make a grant of a stock option or SAR with a grant date that is effective before the date the Administrator takes action to approve such award.

Foreign Participation. To assure the viability of awards granted to participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. The Administrator may approve such supplements to, or amendments, restatements or alternative versions of, the 2016 Incentive Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using the 2016 Incentive Plan in a foreign country will not affect the terms of the 2016 Incentive Plan for any other country. All such supplements, amendments, restatements or alternative versions must receive stockholder approval to the extent we determine such approval is required by: (i) Section 16 of the Exchange Act, (ii) the Internal Revenue Code, (iii) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (iv) any other applicable law.

Certain Federal Income Tax Consequences

The following summarizes certain U.S. federal income tax consequences relating to the 2016 Incentive Plan under current tax law. The summary is based upon the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the 2016 Incentive Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

Stock Options. The grant of a stock option will create no income tax consequences for us or the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Upon the participant’s subsequent disposition of the shares of common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the common stock on the exercise date.

In general, a participant will recognize no income or gain as a result of exercise of an incentive stock option (except that the alternative minimum tax may apply). Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of the common stock acquired pursuant to the exercise of an incentive stock option, and we will not be allowed a deduction. If the participant fails to hold the shares of common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition, or (b) the excess of the fair market value of the shares of common stock on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

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SARs. The grant of a SAR will create no income tax consequences for us or the recipient. Upon the exercise or maturity of a SAR, the participant will recognize ordinary income equal to the amount of cash and the fair market value of any shares received. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If shares are delivered under the SAR, upon the participant's subsequent disposition of the shares, the participant will recognize capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the tax basis of the shares, i.e., the fair market value of the shares on the date the participant received the shares.

Restricted Stock. Generally, a participant will not recognize income, and we will not be entitled to a deduction at the time an award of restricted stock is made, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the common stock on the date the restrictions lapse. Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid, and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to deduct any loss. In addition, we would then be required to include as ordinary income the amount of any deduction we originally claimed with respect to such shares.

Performance Shares. The grant of a performance share award will create no income tax consequences for us or the participant. Upon the participant’s receipt of shares after the end of the applicable performance period and any applicable vesting period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. In addition, the participant will recognize ordinary compensation income equal to the dividend equivalents, if any, paid on performance shares. We will generally be entitled to a deduction in the same amount and at the same time as income is recognized by the participant. Upon the participant’s subsequent disposition of the shares, the participant will recognize capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the participant received the shares.

Performance Units and Restricted Stock Units. The grant of a performance unit or restricted stock unit will create no income tax consequences for us or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance or vesting period, or upon settlement if settlement is deferred beyond vesting, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If performance units or restricted stock units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares' tax basis, i.e., the fair market value of the shares on the date the employee received the shares.

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Incentive Awards. A participant who is paid an incentive award will recognize ordinary income equal to the amount of cash paid and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If incentive awards are paid in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the employee received the shares.

Dividend Equivalent Units. A participant who is paid a dividend equivalent with respect to an award will recognize ordinary income equal to the value of cash paid and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time.

Other Stock Based Awards. A participant who receives shares of common stock pursuant to a stock award will recognize ordinary income equal to the fair market value of the shares received and we will be entitled to a corresponding deduction in the same amount and at the same time. Upon the participant's subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares' tax basis, i.e., the fair market value of the shares on the date the employee received the shares.

Withholding. In the event we (or one of our affiliates) is required to withhold any federal, state or local taxes or other amounts in respect of any income recognized by a participant as a result of the grant, vesting, payment or settlement of an award or disposition of any shares acquired under an award, we may deduct (or require an affiliate to deduct) from any payments of any kind otherwise due the participant cash, or with the consent of the Administrator, shares of common stock otherwise deliverable or vesting under an award, to satisfy such tax or other obligations. Alternatively, we (or one of our affiliates) may require such participant to pay to us or (one of our affiliates), in cash, promptly on demand, or make other arrangements satisfactory to us (or our affiliate) regarding the payment to us (or our affiliate) of the aggregate amount of any such taxes and other amounts. If shares of common stock are deliverable upon exercise or payment of an award, then the Administrator may permit a participant to satisfy all or a portion of the federal, state and local withholding tax obligations arising in connection with such award by electing to (a) have us (or our affiliate) withhold shares of common stock otherwise issuable under the award, (b) tender back shares of common stock received in connection with such award or (c) deliver other previously owned shares, in each case having a fair market value equal to the amount to be withheld; provided that the amount to be withheld may not exceed the total minimum federal, state and local tax withholding obligations associated with the transaction to the extent needed for us (and our affiliates) to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires. In any case, we (and our affiliates) may defer making payment or delivery under any award if any such tax may be pending unless and until indemnified to its satisfaction.

No Guarantee of Tax Treatment. Notwithstanding any provisions of the 2016 Incentive Plan, we do not guarantee that (1) any award intended to be exempt from Section 409A of the Internal Revenue Code will be so exempt, (2) any award intended to comply with Section 409A or Section 422 of the Internal Revenue Code will so comply, or (3) any award will otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will we (or any of our affiliates) be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any award.

Section 162(m) Limit on Deductibility of Compensation. Section 162(m) of the Internal Revenue Code limits the deduction we can take for compensation it pays to its Chief Executive Officer and the three other highest paid officers other than the Chief Financial Officer (determined as of the end of each year) to $1 million per year per individual. However, certain performance-based compensation that meets the requirements of Section 162(m) of the Internal Revenue Code does not have to be included when determining whether the $1 million limit has been met. The 2016 Incentive Plan is designed so that awards granted to the covered individuals may meet the requirements for performance-based compensation contained in Section 162(m) of the Internal Revenue Code. Although the 2016 Incentive Plan is designed to permit awards that meet such requirements, the Administrator reserves the right to provide compensation that does not qualify as performance based compensation under Section 162(m) of the Internal Revenue Code to the extent it believes such compensation is necessary or appropriate to continue to provide competitive arrangements intended to attract and retain, and provide appropriate incentives to, qualified officers and other key employees.

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New Plan Benefits

The following table describes the maximum amount of Annual Incentive Awards and awards of performance units for 2016 under the 2016 Incentive Plan for each of our named executive officers, all of our current executive officers as a group, all of our current directors other than executive officers as a group, and all of our current employees other than executive officers as a group. All of the awards described in the table below were made under the 2016 Incentive Plan subject to stockholder approval.

Name and Principal Position	Value of Award ($)(1)	Number of Units (#)(2)

John K. Stephens, Jr. President and Chief Executive Officer	241,200	168,800
Tracy L. Keegan Executive Vice President and Chief Financial Officer	82,500	55,000
Phillip S. Buddenbohm Executive Vice President and Chief Credit Officer	71,250	47,500
Executive Group	394,950	271,300
Non-Executive Director Group	-	-
Non-Executive Officer Employee Group	-	-

(1)	Describes the maximum payout value of Annual Incentive Awards for fiscal 2016 granted by our Board of Directors and Compensation Committee subject to approval of the 2016 Incentive Plan by our stockholders. No Annual Incentive Awards will be payable under the 2016 Incentive Plan unless we achieve threshold goals related to our earnings per share, annualized return on assets for the third and fourth quarters of fiscal 2016, and ratio of non-performing assets to total assets. If we achieve such threshold goals, each of our named executive officers will be eligible to receive an Annual Incentive Award payout of up to the applicable maximum dollar value set forth above. Annual Incentive Awards will be paid 70% in the form of cash and 30% in the form of restricted stock. The Compensation Committee will confirm the actual Annual Incentive Award payouts, if any, based on the Compensation Committee’s evaluation of our performance during fiscal 2016.
(2)	Reflects the total number of performance units granted by our Board of Directors and Compensation Committee in respect of fiscal 2016 under the 2016 Incentive Plan subject to approval of the 2016 Incentive Plan by our stockholders. Each performance unit has a value of $1.00. Performance units have a performance period of one year and may be settled in restricted stock, cash or a combination thereof, in the discretion of our Compensation Committee. No restricted stock or cash payments will be paid out to our named executive officers in settlement of the performance units unless we achieve the earnings per share goal for 2016. If we achieve such threshold goal, then our Compensation Committee will determine the extent to which performance units are settled in restricted stock and/or cash.

Equity Compensation Plan Information

The table below sets forth information, as of December 31, 2015, regarding equity compensation plans categorized by those plans that have been approved by stockholders and those plans that have not been approved by stockholders.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (3)
Equity compensation plans approved by stockholders	22,344	$19.39	-
Equity compensation plans not approved by stockholders	-	-	-
Total	22,344	$19.39	-

(1)	Consists of options to purchase 22,344 shares of common stock under the Atlantic Coast Federal Corporation 2005 Stock Option Plan.
(2)	The weighted average exercise price reflects the weighted average exercise price of stock options awarded under the Atlantic Coast Federal Corporation 2005 Stock Option Plan.
(3)	In accordance with the provisions of the plan, the Atlantic Coast Federal Corporation 2005 Stock Option Plan was terminated on July 27, 2015, therefore, no securities remain available for future issuance under the plan.

Our Board of Directors unanimously recommends that you vote “FOR” the approval of the Atlantic Coast Financial Corporation 2016 Omnibus Incentive Plan. If not otherwise specified, proxies will be voted “FOR” approval of this proposal as recommended by our Board.

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PROPOSAL IV – NON-BINDING ADVISORY PROPOSAL

TO APPROVE EXECUTIVE COMPENSATION

The compensation of our Chief Executive Officer and our two other most highly compensated executive officers (Named Executive Officers) is described in “Executive Compensation” above. Stockholders are urged to read such section of this proxy statement, which discusses our compensation policies and practices with respect to our Named Executive Officers.

Stockholders will be asked at the Annual Meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory, non-binding resolution:

“RESOLVED, that the compensation paid to Atlantic Coast Financial Corporation’s Named Executive Officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the compensation policies and practices described in this proxy statement.

This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is non-binding on our board of directors. Although non-binding, our board of directors and our compensation committee value constructive dialogue on executive compensation with our stockholders and encourage all stockholders to vote their shares on this matter. Our board of directors and our compensation committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation.

Currently, our stockholders vote on the compensation of our Named Executive Officers once every three years, and the next stockholder “say-on-pay” advisory vote will occur no later than the 2019 of Annual Meeting of Stockholders.

Our Board of Directors unanimously recommends that you vote “FOR” the resolution approving the compensation of our Named Executive Officers as disclosed in this proxy statement. If not otherwise specified, proxies will be voted “FOR” approval of this resolution as recommended by our Board.

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ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

Our Bylaws provide an advance notice procedure for stockholder proposals and nominations for director, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee for director, our Corporate Secretary must receive written notice at our principal executive office not less than 80 days nor more than 90 days prior to date of the annual meeting; provided, however, that in the event that less than 90 days notice or prior public disclosure of the date of the annual meeting is provided to stockholders, then, to be timely, written notice by the stockholder must be received not later than the tenth day following the day on which notice of the meeting was mailed to stockholders or public announcement of the date of such annual meeting was made. A stockholder may submit a stockholder proposal and/or nominate someone for director if the stockholder is (1) a stockholder of record on the date such stockholder gives the notice described herein and on the record date for the determination of stockholders entitled to vote at such annual meeting, and (2) complies with the notice procedures described herein and in our Bylaws.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person(s) (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. Any business proposed to be brought before an annual meeting by a stockholder must be a proper matter for action by stockholders.

The notice with respect to director nominations must include (i) as to each individual whom the stockholder proposes to nominate for election as a director, (A) all information relating to such person that would indicate such person’s qualification to serve on our Board of Directors, including an affidavit that such person would not be disqualified under the provisions of Article 2, Section 12 of the Bylaws and (B) all other information relating to such individual that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; and (ii) as to the stockholder giving the notice, (A) the name and address of such stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the nomination is made; (B) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person(s) (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the person(s) named in its notice; and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director, if elected.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

The 2017 Annual Meeting of Stockholders is expected to be held May 22, 2017. Accordingly, advance written notice for stockholder proposals and nominations for director, to be brought before that annual meeting must be received by our Corporate Secretary no earlier than February 21, 2017 and no later than March 3, 2017. If notice is received outside of these dates, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

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STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in our proxy materials for our 2017 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our principal executive office, 4655 Salisbury Road, Suite 110, Jacksonville, Florida 32256, Attention: Corporate Secretary, no later than December 20, 2016. Any such proposals will need to be in writing and shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

OTHER MATTERS

Our Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that the holders of the proxies will act at their discretion in accordance with their best judgment.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by us. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. We have retained Corporate Communications, Inc., our regularly retained investor relations firm, to assist in the solicitation of proxies. Corporate Communications, Inc. will not receive any additional compensation for this service. In addition to solicitations by mail, directors, officers and regular employees may solicit proxies personally or by telephone without additional compensation. Our Annual Report on Form 10-K for the year ended December 31, 2015, has been mailed to all stockholders of record as of April 8, 2016. Any stockholder who has not received a copy of such annual report may obtain a copy by writing us at the address below. Such annual report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

We intend to deliver only one annual report and proxy statement to multiple registered stockholders sharing the same address unless we have received contrary instructions from one or more of the stockholders. If individual stockholders wish to receive a separate copy of the annual report or proxy statement, they may call or write and request separate copies currently or in the future as follows:

Atlantic Coast Financial Corporation

Attn: Investor Relations

4655 Salisbury Road, Suite 110

Jacksonville, Florida 32256

Phone:	(904) 559-8599
Fax:	(904) 296-9995

IR@atlanticcoastbank.net

Registered stockholders sharing the same address and receiving multiple copies of annual reports or proxy statements may request the delivery of a single copy by writing or calling the above address or phone number.

BY ORDER OF THE BOARD OF DIRECTORS

Kathryn E. Henthorn

SVP, General Counsel and Corporate Secretary

Jacksonville, Florida

April 19, 2016

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Appendix A

Atlantic Coast FINANCIAL Corporation
2016 OMNIBuS INCENTIVE PLAN

1.	Purposes and Effective Date.

(a)    Purpose. The purpose of the Atlantic Coast Financial Corporation 2016 Omnibus Incentive Plan (the “Plan”) has two complementary purposes: (i) to advance the interests of Atlantic Coast Financial Corporation (the “Company”) and its shareholders by providing officers, directors, employees and consultants of the Company and its Affiliates, including Atlantic Coast Bank (the “Bank”), upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability, and (ii) to increase shareholder value. The Plan will provide participants incentives to increase shareholder value by offering the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.

(b)    Effective Date. This Plan will become effective, and Awards may be granted under this Plan, on and after the Effective Date. This Plan will terminate as provided in Section 16.

2.	Definitions. Capitalized terms used and not otherwise defined in this Plan or in any Award agreement have the following meanings:

(a)    “Administrator” means the Committee; provided that, to the extent the Committee has delegated authority and responsibility as an Administrator of the Plan to one or more officers of the Company as permitted by Section 3(b), the term “Administrator” shall also mean such officer or officers.

(b)    “Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or a Stock Appreciation Right may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.

(c)    “Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Stock, Restricted Stock, Restricted Stock Units, an Incentive Award, Dividend Equivalent Units or any other type of award permitted under this Plan. Any Award granted under this Plan shall be provided or made in such manner and at such time as complies with the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1), including, without limitation, deferring payment to a specified employee or until a specified distribution event, as provided in Code Section 409A(a)(2), and the provisions of Code Section 409A are incorporated into this Plan to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

(d)    “Board” means the Board of Directors of the Company.

(e)    “Cause” (i) has the meaning given in a Participant’s employment, retention, change of control, severance or similar agreement with the Company or any Affiliate, or (ii) if no such agreement is in effect, then shall mean a Participant’s personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

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(f)    A “Change of Control” means a change in control of the Bank or the Company of a nature that:

(i)    would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; or

(ii)    results in a Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or

(iii)    without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of Company's outstanding securities, except for any securities purchased by the Company's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he/she were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction occurs in which the Bank or Company is not the surviving institution; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 30% or more of the voting securities of the Company and the stockholders owning beneficially or of record 30% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

If an Award is considered deferred compensation subject to the provisions of Code Section 409A, then the foregoing definition shall be deemed amended to the minimum extent necessary to comply with Code Section 409A, and the Administrator may include such amended definition in the Award agreement issued with respect to such Award.

(g)    “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(h)    “Committee” means the Compensation Committee of the Board, any successor committee thereto or such other committee of the Board that is designated by the Board with the same or similar authority. The Committee shall consist only of Non-Employee Directors (not fewer than two (2)) who also qualify as Outside Directors to the extent necessary for the Plan to comply with Rule 16b-3 promulgated under the Exchange Act and to permit Awards that are otherwise eligible and intended to qualify as “performance-based compensation” under Section 162(m) of the Code to so qualify.

(i)    “Company” means Atlantic Coast Financial Corporation and any successors thereto.

(j)    “Director” means a member of the Board and includes a Director Emeritus.

(k)    “Director Emeritus” means a former member of the Board who has been appointed to a Director Emeritus position.

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(l)    “Dividend Equivalent Unit” means the right to receive a payment, in cash or Shares, equal to the cash dividends or other cash distributions paid with respect to a Share.

(m)    “Effective Date” means the date the Company’s shareholders approve this Plan.

(n)    “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(o)    “Fair Market Value” means, per Share on a particular date, (i) if the Shares are listed on a national securities exchange, the mean between the highest and lowest quoted selling prices on that date on the national securities exchange on which the Stock is then traded, or if no sales of Stock occur on such date, then on the last preceding date on which there was a sale on such exchange; or (ii) if the Shares are not listed on a national securities exchange, but are traded in an over-the-counter market, the mean between the highest and lowest quoted selling prices (or, if there are no such selling prices, the bid prices) for the Shares on that date, or on the last preceding date on which there was a sale of Shares on that market; or (iii) if the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the fair market value as determined by the Administrator, based on a reasonable application of a reasonable valuation method, in its discretion. Notwithstanding the foregoing, in the case of the sale of Shares, the actual sale price shall be the Fair Market Value of such Shares.

(p)    “Incentive Award” means the right to receive a cash payment or another Award to the extent Performance Goals are achieved (or other requirements are met), and shall include “Annual Incentive Awards” as described in Section 10 and “Long-Term Incentive Awards” as described in Section 11.

(q)    “Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.

(r)    “Option” means the right to purchase Shares at a stated price for a specified period of time.

(s)    “Outside Director” means a Director who qualifies as an outside director within the meaning of Code Section 162(m).

(t)    “Participant” means an individual selected by the Administrator to receive an Award.

(u)    “Performance Goals” means any goals the Administrator establishes that relate to one or more of the following with respect to the Company, the Bank or any one or more of the Company’s Subsidiaries, Affiliates or other business units: net earnings or net income (before or after taxes); basic or diluted earnings per share (before or after taxes); net operating earnings; return on assets, average assets, equity or average equity; share price (including, but not limited to, growth measures and total shareholder return); efficiency ratio; regulatory capital ratios; CAMELS or other regulatory ratings; completion of acquisitions, dispositions or business expansion; credit quality, non-performing asset or non-performing loan levels or ratios or loan delinquency levels; provision for loan losses or net charge-offs; deposits; market share; loans; net interest margin; interest income; non-interest income; interest expense; or non-interest expense. As to each Performance Goal, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles, to the extent applicable, but, unless otherwise determined by the Administrator and to the extent consistent with Code Section 162(m), will exclude the effects of the following: (i) charges for reorganizing and restructuring; (ii) discontinued operations; (iii) asset write-downs; (iv) gains or losses on the disposition of a business; (v) changes in tax or accounting principles, regulations or laws; (vi) mergers, acquisitions or dispositions; and (vii) extraordinary, unusual and/or non-recurring items of gain or loss, that, in each case, the Company identifies in its audited financial statements, including notes to the financial statements, or the Management’s Discussion and Analysis section of the Company’s annual report. To the extent consistent with Code Section 162(m), the Administrator may also provide for other adjustments to Performance Goals in the Award agreement or plan document evidencing any Award and may appropriately adjust any evaluation of performance under a Performance Goal to exclude any of the following events that occurs during a performance period: (i) litigation, claims, judgments or settlements; (ii) the effects of changes in laws or regulations affecting reported results; and (iii) accruals of any amounts for payment under this Plan or any other compensation arrangements maintained by the Company or an Affiliate. In addition, in the case of Awards that the Administrator determines at the date of grant will not be considered “performance-based compensation” under Code Section 162(m), the Administrator may establish other Performance Goals and provide for other exclusions or adjustments not listed in this Plan. Where applicable, the Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers, averages and/or percentages) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

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(v)    “Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved (or other requirements are met).

(w)    “Performance Unit” means the right to receive a cash payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (or other requirements are met).

(x)    “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, or any group of Persons acting in concert that would be considered “persons acting as a group” within the meaning of Treas. Reg. § 1.409A-3(i)(5).

(y)    “Plan” means this Atlantic Coast Financial Corporation 2016 Omnibus Incentive Plan, as it may be amended from time to time.

(z)    “Restricted Stock” means Shares that are subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals or upon the completion of a period of service, or both.

(aa)    “Restricted Stock Unit” means the right to receive a cash payment and/or Shares the value of which is equal to the Fair Market Value of one Share.

(bb)    “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(cc)    “Share” means a share of Stock.

(dd)    “Stock” means the Common Stock of the Company, $.01 par value.

(ee)    “Stock Appreciation Right” or “SAR” means the right to receive a cash payment, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(ff)    “Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

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3.	Administration.

(a)    Administration. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan or any agreement covering an Award; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.

(b)    Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors and does not relate to Awards intended to qualify as performance-based compensation under Code Section 162(m). If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee or one or more officers to the extent of such delegation.

(c)    No Liability; Indemnification. No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 3(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, in each case done or made in good faith, with respect to this Plan or any Award to the maximum extent that the law and the Company’s By-Laws permit.

4.     Eligibility. The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its Affiliates; any individual that the Company or an Affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its Affiliates; or any Director, including a Non-Employee Director. The Administrator’s designation of, or granting of an Award to, a Participant will not require the Administrator to designate such individual as a Participant or grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual. Notwithstanding the foregoing, in no event shall any Awards by made that will violate the Bank’s charter and bylaws, the Company’s charter and bylaws, or any applicable federal or state law or regulations.

5.     Types of Awards. Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of incentive stock options within the meaning of Code Section 422. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 16(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity).

6.     Shares Reserved under this Plan.

(a)    Plan Reserve. Subject to adjustment as provided in Section 18, an aggregate of 500,000 Shares, plus the number of Shares described in Section 6(c), are reserved for issuance under this Plan; provided that only 500,000 Shares may be issued pursuant to the exercise of incentive stock options. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock. The aggregate number of Shares reserved under this Section 6(a) shall be depleted on the date of grant of an Award by the maximum number of Shares, if any, with respect to which such Award is granted.

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(b)    Replenishment of Shares Under this Plan. If (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under, or the payment of other compensation with respect to Shares covered by, the Award (whether due currently or on a deferred basis), (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable, or that other compensation with respect to Shares covered by the Award will not be payable, on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award or (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under this Plan, but Shares recredited to the Plan’s reserve pursuant to clause (iv) may not be issued pursuant to incentive stock options. Notwithstanding the foregoing, in no event shall the following Shares be recredited to the Plan’s reserve: (i) Shares purchased by the Company using proceeds from Option exercises; (ii) Shares tendered or withheld in payment of the exercise price of an Option or as a result of the net settlement of an outstanding Stock Appreciation Right; or (iii) Shares tendered or withheld to satisfy federal, state or local tax withholding obligations.

(c)    Participant Limitations. Subject to adjustment as provided in Section 18, no Participant may be granted Awards that could result in such Participant:

(i)    receiving Options for, and/or Stock Appreciation Rights with respect to, more than 100,000 Shares (or 25,000 Shares, in the case of a Non-Employee Director) during any fiscal year of the Company;

(ii)    receiving Awards of Restricted Stock and/or Restricted Stock Units with respect to more than 100,000 Shares (or 25,000 Shares, in the case of a Non-Employee Director) during any fiscal year of the Company;

(iii)    receiving Awards of Performance Shares, and/or Awards of Performance Units, for more than 100,000 Shares (or 25,000 Shares, in the case of a Non-Employee Director) in respect of any fiscal year of the Company, or more than 200,000 Shares (or 50,000 Shares, in the case of a Non-Employee Director) in respect to any period of two consecutive fiscal years of the Company, or more than 300,000 Shares (or 75,000 Shares, in the case of a Non-Employee Director) in respect of any period of three consecutive fiscal years of the Company;

(iv)    receiving Annual Incentive Award(s) in respect of any single fiscal year of the Company that could result in a payment of more than $800,000;

(v)    receiving Long-Term Incentive Award(s) and/or Award(s) of Performance Units the value of which is not based on the Fair Market Value of a Share in respect of any period of two fiscal years of the Company that could result in the payment of more than $1,600,000, or in respect of any period of three fiscal years of the Company that could result in the payment of more than $2,400,000; or

(vi)    receiving other Stock-based Awards pursuant to Section 13, or Dividend Equivalent Units, relating to more than 100,000 Shares (or 25,000 Shares, in the case of a Non-Employee Director) during any fiscal year of the Company.

In all cases, determinations under this Section 6(c) should be made in a manner that is consistent with the exemption for performance based compensation that Code Section 162(m) provides.

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7.     Options. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an “incentive stock option” which meets the requirements of Code Section 422, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; (e) the terms and conditions of vesting and exercise; (f) the term, except that an Option must terminate no later than ten (10) years after the date of grant; and (g) the manner of payment of the exercise price. In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. If an Option that is intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure. To the extent permitted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options may be made by (w) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (x) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (y) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (z) by any combination of (w), (x) and/or (y). Except to the extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.

8.     Stock Appreciation Rights. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (a) whether the SAR is granted independently of an Option or relates to an Option; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares to which the SAR relates; (d) the grant price, which may never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (e) the terms and conditions of exercise or maturity, including vesting; (f) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant; and (g) whether the SAR will be settled in cash, Shares or a combination thereof. If an SAR is granted in relation to an Option, then unless otherwise determined by the Administrator, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to an SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.

9.     Performance and Stock Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) the length of the vesting and/or performance period (provided that any period of vesting applicable to Restricted Stock or Restricted Stock Units that are (i) not subject to a Performance Goal and (ii) granted to a Participant other than a Non-Employee Director may not lapse more quickly than ratably over three (3) years from the date of grant, subject to Sections 14 and 18) and, if different, the date on which payment of the benefit provided under the Award will be made; (e) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (f) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or in a combination of cash and Shares.

10.   Annual Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, disability (as defined by the Administrator) or retirement (as defined by the Administrator) (except, in the case of an Award intended to constitute performance-based compensation under Code Section 162(m), to the extent inconsistent with the applicable requirements of Code Section 162(m)), or such other circumstances as the Administrator may specify; and provided further that any performance period applicable to an Annual Incentive Award must relate to a period of at least one year.

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11.    Long-Term Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Long-Term Incentive Award, including but not limited to the Performance Goals, performance period (which must be more than one year), the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, disability (as defined by the Administrator) or retirement (as defined by the Administrator) (except, in the case of an Award intended to constitute performance-based compensation under Code Section 162(m), to the extent inconsistent with the applicable requirements of Code Section 162(m)), or such other circumstances as the Administrator may specify.

12.    Dividend Equivalent Units. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether: (a) such Award will be granted in tandem with another Award; (b) payment of the Award will be made concurrently with dividend payments or credited to an account for the Participant which provides for the deferral of such amounts until a stated time; (c) the Award will be settled in cash or Shares; and (d) as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; provided that Dividend Equivalent Units may not be granted in connection with an Option or Stock Appreciation Right; and provided further that no Dividend Equivalent Unit granted in tandem with another Award shall include vesting provisions more favorable to the Participant than the vesting provisions, if any, to which the tandem Award is subject; and provided further that no Dividend Equivalent Unit shall provide for payment on Performance Shares or Performance Units prior to their vesting.

13.    Other Stock-Based Awards. Subject to the terms of this Plan, the Administrator may grant to a Participant shares of unrestricted Stock as replacement for other compensation to which the Participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.

14.    Minimum Vesting and Performance Periods. Notwithstanding any provision of this Plan that requires a minimum vesting and/or performance period for an Award, the Administrator, at the time an Award is granted or any later date, may subject an Award to a shorter vesting and/or performance period to take into account a Participant’s hire or promotion, or may accelerate or shorten the vesting or deem an Award to be earned, in whole or in part, in the event of a Participant’s death, disability (as defined by the Administrator), retirement (as defined by the Administrator), termination by the Company or an Affiliate without Cause or a Change of Control. Notwithstanding the preceding statement or any other provision of the Plan, once established, the Administrator shall have no discretion to increase the amount of compensation payable under an Award that is intended to be performance-based compensation under Code Section 162(m), although the Administrator may decrease the amount of compensation a Participant may earn under such an Award.

15.    Transferability. Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Administrator allows a Participant to: (a) designate in writing a beneficiary to exercise the Award or receive payment under the Award after the Participant’s death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) transfer an Award; provided, however, that with respect to clause (c) above the Participant may not receive consideration for such a transfer of an Award.

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16.    Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a)    Term of Plan. Unless the Board or the Administrator earlier terminates this Plan pursuant to Section 16(b), this Plan will terminate on the date that is ten (10) years after the Effective Date. In addition, no Award may constitute qualified performance-based compensation within the meaning of Code Section 162(m) unless, to the extent required by Code Section 162(m) for such Award to constitute qualified performance-based compensation, the shareholder approval rules of Code Section 162(m) have been met.

(b)    Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i)    the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law, or (C) any other applicable law;

(ii)    shareholders must approve any amendment of this Plan (which may include an amendment to materially increase any number of Shares specified in Section 6(a) or the limits set forth in Section 6(c), except as permitted by Section 18) to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and

(iii)    shareholders must approve an amendment that would diminish the protections afforded by Section 16(e).

(c)    Amendment, Modification, Cancellation and Disgorgement of Awards.

(i)    Except as provided in Section 16(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award, or waive any restrictions or conditions applicable to any Award or the exercise of the Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of an Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in such Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 18 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

(ii)    Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for termination, or a breach of any Award agreement or any other agreement between the Participant and the Company or an Affiliate concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

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(iii)    Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.

(d)    Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 16 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e)    Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 18, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.

(f)    Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 16(b)(ii).

17.   Taxes.

(a)    Withholding. In the event the Company or one of its Affiliates is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may deduct (or require an Affiliate to deduct) from any payments of any kind otherwise due the Participant cash, or with the consent of the Administrator, Shares otherwise deliverable or vesting under an Award, to satisfy such tax or other obligations. Alternatively, the Company or its Affiliate may require such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the aggregate amount of any such taxes and other amounts. If Shares are deliverable upon exercise or payment of an Award, then the Administrator may permit a Participant to satisfy all or a portion of the Federal, state and local withholding tax obligations arising in connection with such Award by electing to (i) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld; provided that the amount to be withheld may not exceed the total minimum federal, state and local tax withholding obligations associated with the transaction to the extent needed for the Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires. In any case, the Company and its Affiliates may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.

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(b)    No Guarantee of Tax Treatment. Notwithstanding any provisions of this Plan to the contrary, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

18.   Adjustment and Change of Control Provisions.

(a)    Adjustment of Shares. If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a shareholder rights agreement) or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust any or all of: (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Sections 6(a), (b) and (c)) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) to the extent such discretion does not cause an Award that is intended to qualify as performance-based compensation under Code Section 162(m) to lose its status as such, the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.

Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

(b)    Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

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(c)    Effect of Change of Control. In the event of a Change of Control, except to the extent otherwise provided in an Award agreement, the Administrator in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period, or the deemed achievement of any Performance Goals, relating to the exercise or realization of the Award; (ii) provide for the purchase or cancellation of the Award for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable (or the cancellation of Awards in exchange for no payment to the extent that no cash or other property would be received upon the exercise or realization of the Award in such circumstances); (iii) adjust the terms of the Award in the manner determined by the Administrator to reflect the Change of Control; (iv) cause the Award to be assumed, or new right substituted therefor, by another entity; or (v) make such other provision as the Administrator may consider equitable and in the best interests of the Company.

(d)    Application of Limits on Payments.

(i)    Except to the extent the Participant has in effect an employment or similar agreement with the Company or any Affiliate or is subject to a policy that provides for a more favorable result to the Participant upon a Change of Control, if the value and amounts of benefits under this Plan to a Participant in connection with a Change of Control, together with any other amounts and the value of benefits received or to be received by the Participant in connection with a Change of Control would cause any amount to be nondeductible for federal income tax purposes by the Company or the consolidated group of which the Company is a member pursuant to Code Section 280G, then amounts and benefits under the Plan to such Participant shall be reduced (not less than zero) to the extent necessary so as to maximize amounts and the value of benefits to the Participant without causing any amount to become nondeductible by the Company or such consolidated group pursuant to or by reason of such Code Section 280G. The Participant shall determine the allocation of such reduction among payments and benefits to the Participant.

(ii)    This Section 18(d) shall be amended to comply with any amendment or successor provision to Code Section 280G or Code Section 4999. If such provisions are repealed without successor, then this Section 18(d) shall be cancelled without further effect.

19.   Miscellaneous.

(a)    Other Terms and Conditions. The Administrator may provide in any Award agreement such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan.

(b)    Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Administrator, for purposes of the Plan and all Awards, the following rules shall apply:

(i)    a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

(ii)    a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii)    a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased;

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(iv)    a Participant who ceases to be a Director because he or she has been appointed to a Director Emeritus position by the Board; and

(v)    a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.

(c)    No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Administrator may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(d)    Unfunded Plan; Awards Not Includable for Benefits Purposes. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.

(e)    Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and regulations, including without limitation 12 U.S.C. 1828(k) and 12 C.F.R. Part 359, HOLA and 12 C.F.R. 238 et seq., and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith and is not prohibited by a federal or state bank regulatory agency acting under applicable federal or state law or regulation. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

(f)    Forfeiture of Awards in the Event of Critical Undercapitalization. Notwithstanding any provision of this Plan to the contrary, all officers and directors must exercise or forfeit any Awards in the event the Company becomes critically undercapitalized under the applicable regulatory capital requirements, is subject to an enforcement action, or receives a capital directive under Federal Reserve Board regulation section 263.83 (12 C.F.R. 263.83 or any successor thereto), or if directed to do so by the Federal Reserve Board, the Company’s primary regulator.

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(g)    Governing Law; Venue. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Georgia, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in (i) a court sitting in the State of Georgia, and (ii) a “bench” trial, and any party to such action or proceeding shall agree to waive its right to a jury trial.

(h)    Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(i)    Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles.

(j)    Severability. If any provision of this Plan or any award agreement or any Award (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (b) would cause this Plan, any award agreement or any Award to violate or be disqualified under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

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ATLANTIC COAST FINANCIAL CORPORATION ANNUAL MEETING PROXY CARD

The Board of Directors recommends a vote “FOR” each nominee listed in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, and “FOR” Proposal 4.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1.

To elect as directors the following two nominees named in the proxy statement, each to serve for a three-year term ending in 2019 and until their respective successors have been elected and qualified:

Dave Bhasin

John J. Dolan

INSTRUCTION: To withhold your vote for one of the individual nominees, mark “For All Except” and write the nominee’s name on the space provided.

		☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Dixon Hughes Goodman LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2016.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	To approve the Atlantic Coast Financial Corporation 2016 Omnibus Incentive Plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.	To approve, on an advisory basis, the compensation of our named executive officers.	☐	☐	☐

Please sign exactly as your name(s) appears on this card. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give your full title as such. If shares are held jointly, each holder should sign. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company or partnership name by authorized officer.

Dated: _____________, 2016            ☐ Check Box if You Plan to Attend the Annual Meeting.

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

REVOCABLE PROXY – ATLANTIC COAST FINANCIAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
May 23, 2016, 10:00 a.m., local time

This proxy is solicited on behalf of the Board of Directors of Atlantic Coast Financial Corporation

You are receiving this proxy card because you are a stockholder. This proxy card revokes all prior proxies given by you. If you are signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give your full title as such.

The undersigned hereby appoints JOHN K. STEPHENS, JR., and KATHRYN E. HENTHORN, and each of them, with power to act without others and with full power of substitution, as proxies and attorneys-in-fact (Proxies), and hereby authorizes them to represent and vote, as instructed on the reverse side of this proxy card, all the shares of common stock of Atlantic Coast Financial Corporation (the Company) which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the 2016 Annual Meeting of Stockholders of the Company (the Annual Meeting) to be held at the Sheraton Jacksonville Hotel, 10605 Deerwood Park Blvd., Jacksonville, Florida, at 10:00 a.m., local time, on May 23, 2016, or at any adjournments or postponements thereof, with all powers which the undersigned would possess if present at the Annual Meeting. If this proxy card has been properly executed and the undersigned has provided no voting instructions, then the undersigned’s shares will be voted “FOR” the election of the Board of Directors’ nominees and “FOR” Proposals 2, 3 and 4.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment or postponement thereof and, after notification to the Corporate Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of the Proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by written notice to the General Counsel and Corporate Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later-dated proxy, prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Company’s Notice of the Annual Meeting of the Stockholders, Proxy Statement dated April 19, 2016, and Annual Report on Form 10-K for the year ended December 31, 2015.

Please complete, date, sign and promptly return

this proxy in the enclosed postage-prepaid envelope.